                                                                  Conformed Copy

                                                                    Exhibit 10.1

================================================================================



                          TRUST INDENTURE, MORTGAGE,

                  ASSIGNMENT OF LEASE AND SECURITY AGREEMENT

                                   (1996-A)


                                     among


                           WILMINGTON TRUST COMPANY,

                         as Corporate Grantor Trustee


                              THOMAS P. LASKARIS,

                         as Individual Grantor Trustee


                             The Bank of New York,

                        as Corporate Indenture Trustee


                              FREDERICK W. CLARK,

                        as Individual Indenture Trustee


                         Dated as of November 15, 1996


================================================================================

                               TABLE OF CONTENTS
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ARTICLE I   DEFINITIONS.................................................................................................    5
     SECTION 1.01.  Definitions.........................................................................................    5

ARTICLE II  THE SECURED NOTES...........................................................................................    6
     SECTION 2.01.  Secured Notes.......................................................................................    6
     SECTION 2.02.  Payments from Indenture Estate Only.................................................................    7
     SECTION 2.03.  Method of Payment...................................................................................    7
     SECTION 2.04.  Note Register.......................................................................................    9
     SECTION 2.05.  Registered Owners...................................................................................    9
     SECTION 2.06.  Transfer, Exchange and Replacement of Notes.........................................................    9
     SECTION 2.07.  New Notes; Payment of Expenses......................................................................   11
     SECTION 2.08.  Additional Notes....................................................................................   11
     SECTION 2.09.  Termination of Interest in Indenture Estate.........................................................   15
     SECTION 2.10.  Equally and Ratably Secured.........................................................................   15
     SECTION 2.11.  CUSIP or CINS Numbers...............................................................................   15

ARTICLE III REDEMPTION AND REFUNDING....................................................................................   16
     SECTION 3.01.  Generally...........................................................................................   16
     SECTION 3.02.  Mandatory Redemption................................................................................   16
     SECTION 3.03.  [Intentionally Omitted].............................................................................   19
     SECTION 3.04.  Assumption of Obligations of the Grantor Trustee by the Lessee......................................   19
     SECTION 3.05.  Refunding...........................................................................................   22
     SECTION 3.06.  Grantor Trustee's and Owner Participant's Option to Redeem or Purchase Secured Notes................   22
     SECTION 3.07.  Deposited Redemption or Purchase Moneys.............................................................   24
     SECTION 3.08.  Acquisition of Secured Notes........................................................................   25
     SECTION 3.09.  Condition to Redemption and Refunding...............................................................   25
     SECTION 3.10.  Notice of Certain Redemptions.......................................................................   25

ARTICLE IV  RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE INDENTURE ESTATE...................................   27
     SECTION 4.01.  Basic Rent Distribution.............................................................................   27
     SECTION 4.02.  Certain Distributions...............................................................................   28
     SECTION 4.03.  Distributions After Indenture Event of Default......................................................   29
     SECTION 4.04.  Application of Payments on Secured Notes............................................................   31
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     SECTION 4.05.  Application of Payments According to Applicable Operative Document Provisions.......................   31
     SECTION 4.06.  Amounts Received for Which No Provision Is Made.....................................................   33
     SECTION 4.07.  Payment Procedures..................................................................................   33

ARTICLE V   COVENANTS OF GRANTOR TRUSTEE; CERTAIN AGREEMENTS; INDENTURE EVENTS OF DEFAULT; REMEDIES OF INDENTURE
                TRUSTEE.................................................................................................   34
     SECTION 5.01.  Covenants of Grantor Trustee; Certain Agreements....................................................   34
     SECTION 5.02.  Indenture Event of Default..........................................................................   36
     SECTION 5.03.  Certain Rights......................................................................................   38
     SECTION 5.04.  Remedies............................................................................................   40
     SECTION 5.05.  Suit; Possession; Title; Sale of Indenture Estate...................................................   43
     SECTION 5.06.  Remedies Cumulative.................................................................................   47
     SECTION 5.07.  Discontinuance of Proceedings.......................................................................   47
     SECTION 5.08.  Waiver of Past Defaults.............................................................................   48
     SECTION 5.09.  No Action Contrary to Lessee's Rights Under the Lease...............................................   48
     SECTION 5.10.  Rights of Holders of Secured Notes..................................................................   48
     SECTION 5.11.  Limitation on Suits by Holders......................................................................   49
     SECTION 5.12.  Trustee May File Proofs of Claim....................................................................   49

ARTICLE VI  DUTIES OF THE INDENTURE TRUSTEE.............................................................................   50
     SECTION 6.01.  Certain Actions.....................................................................................   50
     SECTION 6.02.  Action Upon Instructions............................................................................   50
     SECTION 6.03.  Release of Lien of Indenture........................................................................   51
     SECTION 6.04.  Indemnification.....................................................................................   52
     SECTION 6.05.  No Implied Duties...................................................................................   53
     SECTION 6.06.  Duties to Remove Certain Liens......................................................................   53
     SECTION 6.07.  No Action Except Under Operative Documents or Instructions..........................................   53
     SECTION 6.08.  Certain Rights of the Grantor Trustee and the Owner Participant.....................................   54
     SECTION 6.09.  Filing of Financing and Continuation Statements.....................................................   55
     SECTION 6.10.  Furnishing of Notices...............................................................................   55
     SECTION 6.11.  Taxes; Withholdings; Information Reporting..........................................................   56

ARTICLE VII THE INDENTURE TRUSTEE AND THE GRANTOR TRUSTEE...............................................................   56
     SECTION 7.01.  Acceptance of Trusts and Duties.....................................................................   56
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     SECTION 7.02.  Absence of Duties Except as Specified...............................................................   57
     SECTION 7.03.  No Representations or Warranties....................................................................   57
     SECTION 7.04.  No Segregation of Moneys; No Interest; Investments..................................................   58
     SECTION 7.05.  Reliance; Agents; Advice of Counsel.................................................................   58
     SECTION 7.06.  No Compensation from Holders or Indenture Estate....................................................   59
     SECTION 7.07.  Right of the Indenture Trustee to Perform Covenants, Etc............................................   60
     SECTION 7.08.  Moneys for Payments in Respect of Notes to be Held in Trust.........................................   60
     SECTION 7.09.  Disposition of Moneys Held for Payments of Notes....................................................   61

ARTICLE VIII  SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES................................................................   61
     SECTION 8.01.  Notice of Successor Grantor Trustees................................................................   61
     SECTION 8.02.  Resignation of Indenture Trustee; Appointment of Successor..........................................   61
     SECTION 8.03.  Co-Trustees and Separate Trustees...................................................................   63

ARTICLE IX  SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS............................................   66
     SECTION 9.01.  Indenture Supplements Without Consent of Holders....................................................   66
     SECTION 9.02.  Supplements and Amendments to Indenture with Consent of Holders of Notes............................   68
     SECTION 9.03.  Execution of Indenture Supplement, Amendments, Etc..................................................   73
     SECTION 9.04.  Effect of Indenture Supplement......................................................................   74
     SECTION 9.05.  Reference in Secured Notes to Indenture Supplements.................................................   74
     SECTION 9.06.  Notices of Indenture Supplements and Amendments, Etc................................................   74
     SECTION 9.07.  Lessee Rights.......................................................................................   74

ARTICLE X  MISCELLANEOUS................................................................................................   75
     SECTION 10.01.  Termination of Indenture...........................................................................   75
     SECTION 10.02.  No Legal Title to Indenture Estate in Holders......................................................   75
     SECTION 10.03.  Power of Attorney..................................................................................   75
     SECTION 10.04.  Regarding the Grantor Trustee......................................................................   76
     SECTION 10.05.  Notices............................................................................................   77
     SECTION 10.06.  Severability of Provisions.........................................................................   77
     SECTION 10.07.  No Oral Modification or Continuing Waivers.........................................................   77
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                                      iii
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     SECTION 10.08.  Successors and Assigns.............................................................................   78
     SECTION 10.09.  Headings; Table of Contents........................................................................   78
     SECTION 10.10.  Normal Commercial Relations........................................................................   78
     SECTION 10.11.  Governing Law......................................................................................   78
     SECTION 10.12.  Execution..........................................................................................   78
     SECTION 10.13.  Security Agreement.................................................................................   79
     SECTION 10.14.  Benefits of Indenture..............................................................................   79
     SECTION 10.15.  Personal Property..................................................................................   79
     SECTION 10.16.  Individual Indenture Trustee.......................................................................   79
     SECTION 10.17.  Special Louisiana Provisions.......................................................................   79

Appendix A.............Definitions
Schedule 1.............Description of Undivided Interest in Production System
Schedule 2.............Resolution

Exhibit A..............Form of Secured Note

Exhibit B..............Principal Amounts of Secured Notes, Interest Rate and Amortization Schedule

Exhibit C..............Relevant Amendment

Exhibit D..............Form of Indenture Supplement

Exhibit E..............Form of Relevant Date Supplement

Exhibit F..............N/A

Exhibit G ............ Form of Naval Mortgage

                TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF LEASE
                            AND SECURITY AGREEMENT
                                   (1996-A)


          BE IT KNOWN, that on the date hereinafter set forth, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, and in the presence of the undersigned, competent witnesses, personally came and appeared: WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as expressly provided herein, but solely as Corporate Grantor Trustee under the Trust Agreement (together with its successors and permitted assigns, the "Corporate Grantor Trustee") represented herein by its undersigned, James P. Lawler, appearing herein by resolution of its Board of Directors, a certified copy of which is annexed hereto as Schedule 2, Thomas P. Laskaris, an individual, not in his individual capacity, except as expressly provided herein, but solely as Individual Grantor Trustee under the Trust Agreement (together with his successors and permitted assigns, the "Individual Grantor Trustee"; together with the Corporate Owner Trustee, the "Grantor Trustee"), The Bank of New York, a New York banking corporation, not in its individual capacity, except as expressly provided herein, but solely as Corporate Indenture Trustee (together with its successors and permitted assigns, the "Corporate Indenture Trustee"), and Frederick W. Clark, an individual, not in his individual capacity, except as expressly provided herein, but solely as Individual Indenture Trustee (together with his successors and permitted assigns, the "Individual Indenture Trustee"; together with the Corporate Indenture Trustee, the "Indenture Trustee") who each being duly sworn, did declare and say as follows:

                             W I T N E S S E T H :

          WHEREAS, the Owner Participant, Laskaris and the Corporate Grantor Trustee have heretofore entered into the Trust Agreement, whereby, among other things, Laskaris and the Trust Company each in its or his capacity as Grantor Trustee thereunder has declared a certain trust for the use and benefit of the Owner Participant, subject, however, to the Lien of this Indenture, and the Grantor Trustee is authorized and directed to execute and deliver this Indenture;

          WHEREAS, the Grantor Trustee, desires by this Indenture, to provide among other things (i) for the issuance by the Grantor Trustee to the Pass Through Trustee the Secured Notes specified in Exhibit A hereto upon payment by such Pass Through Trustee of the principal amount of such Secured Notes, and
(ii) for the assignment, mortgage and pledge by the Grantor Trustee to the Indenture Trustee, as part of the Indenture Estate hereunder, among other things, of all of the right, title and interest of the Grantor Trustee, other than Excepted Payments, in, to and under, as the case may be, the Undivided Interest, the Lease, the Head Lease, the Assignment and Assumption Agreement, the Agency and

Support Agreement, the Ship Mortgage and all payments and other amounts received thereunder, other than Excepted Payments, in accordance with the terms thereof, as security for, among other things, the Grantor Trustee's obligations to the Indenture Trustee, the Loan Participants and the other Holders and for the benefit and security of the Loan Participants and such Holders;

          WHEREAS, all things have been done to make the Secured Notes, when executed by the Grantor Trustee and authenticated, issued and delivered hereunder, the legal, valid, binding and enforceable obligations of the Grantor Trustee in accordance with their terms; and

          WHEREAS, all things necessary to make this Indenture the legal, valid, binding and enforceable obligation of the Grantor Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened, and the Indenture Trustee has duly accepted the trust created hereby and as evidence thereof has joined in the execution hereof;

          NOW, THEREFORE, THIS TRUST INDENTURE, MORTGAGE, ASSIGNMENT OF LEASE AND SECURITY AGREEMENT, WITNESSETH, that, to secure (i) the prompt payment when and as due and payable of the principal of, Make-Whole Amount, if any, and interest on, all the Secured Notes from time to time Outstanding hereunder and of all other amounts payable to the Holders (whether as Holders or Loan Participants) hereunder, under the Secured Notes and under the other Operative Documents (other than the Tax Indemnity Agreement and other than Section 12 of the Participation Agreement), (ii) the performance and observance by the Grantor Trustee of all the provisions, covenants and agreements for the benefit, directly or indirectly, of the Indenture Trustee or the Holders herein, in the Participation Agreement, in the Secured Notes and in the other Operative Documents (other than the Tax Indemnity Agreement), and (iii) the performance and observance by the Owner Participant of its covenants and agreements for the benefit, directly or indirectly, of the Indenture Trustee or the Holders in the Operative Documents (other than the Tax Indemnity Agreement) (the obligations described in the above clauses (i), (ii) and (iii) collectively, the "Indenture Indebtedness"), and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained and of the acceptance of the Secured Notes by the Holders thereof:

                                GRANTING CLAUSE

          The Grantor Trustee, for valuable consideration, and in order to secure the payment and performance of the Indenture Indebtedness, hereby agrees to irrevocably mortgage, hypothecate and pledge unto the Indenture Trustee and to create a security interest in, to and for the benefit of the Corporate Indenture Trustee or, to the extent set forth in Section 8.03 below, the Individual Indenture Trustee, and upon delivery of Indenture Supplement No. 1, shall have irrevocably mortgaged, hypothecated, and pledged unto the Indenture Trustee and created a security interest to and for the benefit of the Corporate Indenture Trustee or, to the extent set forth in Section 8.03 below, the Individual Indenture Trustee, all of the right, title and interest of the Grantor Trustee in and to the following property, rights and privileges, other than Excepted Payments, now owned or in the future acquired by the Grantor Trustee or in which the Grantor Trustee now has or may in the future acquire any estate, right, title or interest (which collectively, excluding Excepted Payments but including all property hereafter subjected to the Lien of this Indenture, shall constitute the "Indenture Estate"), to wit:

          (a) the Undivided Interest described in Schedule 1, including without limitation the Lessor's Share of any Component or Replacement Component or Modification to the Production System which, pursuant to the terms of the Lease, are the property of the Grantor Trustee;

          (b) the Assignment and Assumption Agreement, Head Lease, the Ship Mortgage, and all rights, powers and remedies of the Grantor Trustee pursuant thereto, whether arising thereunder or by statute, at law, in equity or otherwise;

          (c) the Lease including, without limitation, (i) all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind for or with respect to any asset leased or subleased thereunder, (ii) all right of the Grantor Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Lease, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Grantor Trustee pursuant to the Lease, whether arising thereunder or by statute, at law, in equity or otherwise, including, without limitation, the right to possession of any asset demised thereunder;

          (d) the Agency and Support Agreement, including without limitation (i) all amounts payable thereunder, (ii) all right of the Grantor Trustee to exercise any election or option, or to give any notice, consent, waiver or approval under or in respect of the Agency and Support Agreement, or to accept any surrender or enter into any modification thereof, as the case may be, and (iii) all rights, powers and remedies of the Grantor Trustee pursuant to the Agency and Support Agreement, whether arising thereunder or by statute, at law, in equity or otherwise;

          (e) all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee pursuant to any term of any Operative Document, and held or required to be held by the Indenture Trustee hereunder;

          (f) to the extent assignable, any and all permits, certificates, approvals and authorizations, however characterized, issued or in any way furnished in connection with the Undivided Interest, whether necessary or not for the operation and use of the Undivided Interest;

          (g) all the tolls, rents, issues, profits, products, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture; and

          (h) all rights or property which may be received upon the exercise of any remedy or option contained in any of the above-described instruments and all proceeds in whatever form of all or any part of any of the foregoing;

          EXCLUDING, HOWEVER, from the foregoing grant, and thereby from the Lien of this Indenture and from the Indenture Estate any and all Excepted Payments; and

          SUBJECT to the rights of the Grantor Trustee and the Owner Participant hereunder;

          TO HAVE AND TO HOLD the aforesaid property unto the Corporate Indenture Trustee, or the Individual Indenture Trustee, as the case may be, its or his successors and assigns, for the benefit and security of the Holders, without any priority of any one Secured Note over any other except as expressly provided herein with respect to Additional Notes, and for the uses and purposes and subject to the terms and conditions set forth in this Indenture. This Indenture is a mortgage given to secure the payment and performance of the Indenture Indebtedness and this Indenture is also intended to operate as, among other things, a security agreement and an assignment of leases and rents.

          It is expressly agreed that anything contained in this Indenture to the contrary notwithstanding, the Grantor Trustee shall remain liable under the Lease and the other Operative Documents to perform all of the obligations of the Grantor Trustee thereunder, all in accordance with and pursuant to the terms and provisions of each thereof, and the Holders and, except as expressly provided herein, the Indenture Trustee shall have no obligation or liability under any Operative Document by reason of or arising out of this Indenture. None of the Indenture Trustee or any Holder shall be required or obligated in any manner to perform or fulfill any obligation of the Grantor Trustee under or pursuant to any Operative Document or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by them, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled at any time.

          Accordingly, the Grantor Trustee and the Indenture Trustee hereby agree for themselves and for the benefit and security of the Holders as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Definitions. Unless otherwise defined herein, for the purposes hereof, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in Appendix A. References in this Indenture to Sections, subsections, paragraphs, Schedules, Appendices and Exhibits are to Sections, subsections and paragraphs in, and Schedules, Appendices and Exhibits to, this Indenture unless otherwise indicated.

                                  ARTICLE II

                               THE SECURED NOTES

          SECTION 2.01. Secured Notes. (a) Generally. Except for Secured Notes issued pursuant to Section 2.06 or 2.08, Secured Notes may be issued only on the Closing Date. On the Closing Date, the Secured Notes to be issued on such Date pursuant to Section 2.2 of the Participation Agreement shall be duly executed by the Grantor Trustee by manual or facsimile signature, duly authenticated and made available for delivery by the Corporate Indenture Trustee and registered in the name of the Loan Participant to which such Secured Note is being issued and shall have attached thereto the Amortization Schedule for such Secured Note. Receipt by the Corporate Indenture Trustee of Secured Notes duly executed by the Grantor Trustee shall be accompanied by an Officer's Certificate of the Grantor Trustee instructing the Corporate Indenture Trustee to authenticate, register and make available for delivery such Secured Notes on the Closing Date.

          (b)  The Secured Notes shall:

             (i) be limited in aggregate original principal amount to the amount specified in Exhibit B hereto;

             (ii) be issuable only as registered Secured Notes in denominations of at least $1,000, or if the remaining principal amount thereof shall be less than $1,000, such remaining principal amount;

             (iii) be dated the Closing Date;

             (iv) bear interest on the unpaid principal amount thereof from the date of such Secured Notes at the rate specified in

     Exhibit B (computed on the basis of a 360-day year consisting of twelve 30-day months);

             (v) be due and payable as to principal and interest as specified herein and therein;

             (vi)  be prepayable only as provided in Article III; and

             (vii) be substantially of the tenor and in the form set forth in Exhibit A.

          (c) Each Secured Note shall be signed on behalf of the Corporate Grantor Trustee by a Responsible Officer of the Corporate Grantor Trustee, and on behalf of the Individual Grantor Trustee, by Laskaris, manually or in facsimile. No Secured Note shall be secured by or entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears thereon a certificate of authentication executed by or on behalf of the Corporate Indenture Trustee by the manual or facsimile signature of a Responsible Officer of the Corporate Indenture Trustee, and such certificate on any Secured Note shall be conclusive evidence that such Secured Note has been duly authenticated and made available for delivery hereunder.

          SECTION 2.02. Payments from Indenture Estate Only. All payments of principal, Make-Whole Amount, if any, and interest to be made by the Grantor Trustee and, except as otherwise provided in the Operative Documents, all payments of any other amounts payable by or on behalf of the Grantor Trustee under the Secured Notes and this Indenture, shall be made only from the income and proceeds from the Indenture Estate, and only to the extent that the Indenture Trustee shall have received sufficient income or proceeds from the Indenture Estate to make such payments in accordance with the terms hereof. Each Holder, by its acceptance of a Secured Note, agrees that it will look solely to the income and proceeds from the Indenture Estate to the extent available for payment as herein provided and that (a) none of the Grantor Trustee or the Indenture Trustee (whether in its individual or trust capacity) shall be personally liable to such Holder for any amounts payable under the Secured Notes, nor, except as specifically provided herein or in the other Operative Documents, for any amounts payable or any liability under this Indenture and (b) the Owner Participant shall not be liable to the Indenture Trustee or to any Holder under any circumstances for any reason whatsoever except to the extent expressly provided herein or in any other Operative Document.

          SECTION 2.03. Method of Payment. (a) The principal of, and Make-Whole Amount, if any, and interest, on each Secured Note shall be payable in immediately available funds, the receipt of which has been confirmed by a Responsible Officer of the Corporate Indenture Trustee (which shall be done promptly upon receipt thereof) on or before

1:00 p.m., New York time, at the place of receipt, on the due date therefor, to the Corporate Indenture Trustee at the corporate trust office of the Corporate Indenture Trustee. Amounts so received by the Indenture Trustee shall be paid by the Indenture Trustee to each Holder on the due date therefor without any presentment or surrender of any Secured Note held by such Holder by whichever of the following methods shall be specified by prior written notice from such Holder to the Indenture Trustee: (i) by transferring prior to 2:00 p.m., New York City time, on such date, such payment to such Holder in immediately available funds by crediting the amount to be distributed to such Holder to any account maintained by such Holder with the Indenture Trustee or (ii) by initiating a wire transfer prior to the time set forth in clause (i) of this
Section 2.03(a) of such amount in immediately available funds to a banking institution designated in such notice with bank wire transfer facilities for the account of such Holder, in all cases without any presentment or surrender of any Secured Note, except that on the date of the final maturity thereof (whether at scheduled maturity, upon prepayment, acceleration or otherwise), payment of principal of such Secured Note shall be made only upon presentation and surrender of such Secured Note at the corporate trust office of the Corporate Indenture Trustee. In the event the Indenture Trustee shall fail to make any payment as provided in the preceding sentence after its receipt of funds at the place and on or before the time specified in this Section 2.03(a), the Corporate Indenture Trustee in its individual capacity agrees to compensate each Holder for loss of use of funds in an amount equal to the interest (computed at the then prevailing rate of overnight Permitted Investments) which could have been earned on such funds had they been timely paid to such Holder.

          (b) Whenever any payment to be made hereunder or pursuant to the terms of any Secured Note shall be stated to be due on a day which is not a Business Day, such payment shall be due and payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is timely made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          (c) If payment of any installment of principal payable in accordance with the terms hereof and of the Secured Notes is not paid in full when due, whether as scheduled or upon acceleration and whether before or after the maturity date of the Secured Notes, such overdue amount of principal shall (to the extent not prohibited by applicable law) bear interest, payable on demand, for each day from and including the date payment thereof was due to the actual date of payment, at the Overdue Rate.

          (d) Subject to Section 6.11, the Holder of any Secured Note shall be entitled to the principal of, and Make-Whole Amount, if any, and interest on such Secured Note free from all rights of set-off or counterclaims of the Grantor Trustee, the Indenture Trustee or any prior

Holder of such Secured Note. Nothing set forth in this Section 2.03(d) shall impair the right of the Grantor Trustee to receive a return from the Indenture Trustee of any amount intentionally overpaid by the Grantor Trustee in respect of a Secured Note.

          SECTION 2.04. Note Register. The Indenture Trustee shall cause to be kept at the Corporate Indenture Trustee's corporate trust office a register (the "Note Register") for the registration of Secured Notes and for the registration of transfer of Secured Notes. The Note Register shall be maintained by the Corporate Indenture Trustee, and the names and addresses of the registered Holders of the Secured Notes, transfers of the Secured Notes and the names and addresses of the transferees of the Secured Notes shall be entered in the Note Register under such reasonable regulations as the Corporate Indenture Trustee may prescribe. Each Loan Participant shall be provided reasonable opportunity to inspect the Note Register from time to time.

          SECTION 2.05. Registered Owners. The Grantor Trustee and the Indenture Trustee shall deem and treat any registered Holder as the absolute owner of any Secured Note held by such Holder, as indicated in the Note Register, for the purpose of receiving payment of all amounts payable with respect to such Secured Note and for all other purposes, and neither the Grantor Trustee nor the Indenture Trustee shall be affected by any notice to the contrary. All such payments so made shall be valid and effectual to satisfy and discharge the liability of the Grantor Trustee upon such Secured Note to the extent of the sum or sums so paid.

          SECTION 2.06. Transfer, Exchange and Replacement of Notes. (a) Secured Notes may be transferred only on the Note Register. Any secured Note may be transferred on the Note Register if such Secured Note is surrendered for cancellation at the corporate trust office of the Corporate Indenture Trustee and is accompanied by an instrument of transfer in form and substance reasonably satisfactory to the Corporate Indenture Trustee, which Secured Note or Secured Notes shall be canceled by the Indenture Trustee. A new Secured Note or Secured Notes of the same series, duly executed by the Grantor Trustee and registered in the name of the transferee or transferees in a principal amount or amounts equal to the principal amount of such transferred Secured Note, shall be duly authenticated by the Corporate Indenture Trustee and delivered to the transferee or transferees named by the Holder of such transferred Secured Note in exchange for such transferred Secured Note. Promptly after registration of the transfer of any Secured Note, the Corporate Indenture Trustee shall give notice thereof to the Lessee and the Grantor Trustee specifying the name and address for notices of the transferee or transferees.

          (b) Any Secured Note may be exchanged for a new Secured Note if such Secured Note to be so exchanged is surrendered for cancellation at the corporate trust office of the Corporate Indenture Trustee and is accompanied by the request of the Holder thereof specifying the denomination of the new Secured Note (which shall be in denominations of at least $1,000 or if less, the then unpaid principal amount thereof) to be issued in exchange therefor. Upon instructions from the Indenture Trustee, the Grantor Trustee shall deliver to the Indenture Trustee a new Secured Note, hereunder in replacement therefor, duly executed by the Grantor Trustee and registered in the name of such Holder in the denominations so requested and in an aggregate principal amount equal to the aggregate principal amount of such Secured Note to be so exchanged, and such new Secured Note shall be duly authenticated by the Corporate Indenture Trustee and delivered by the Corporate Indenture Trustee to such Holder in exchange for such Secured Note to be so exchanged, which Secured Note shall be canceled by the Corporate Indenture Trustee.

          (c) If any Secured Note shall become mutilated or be destroyed, lost or stolen, upon request of the Holder thereof, a new Secured Note, duly executed by the Grantor Trustee and registered in the name of such Holder of like tenor and principal amount as the Secured Note so mutilated, destroyed, lost or stolen, shall be duly authenticated and delivered by the Corporate Indenture Trustee to such Holder in exchange for such Secured Note, if mutilated, or in substitution for such Secured Note, if destroyed, lost or stolen. In the case of a mutilated Secured Note, such Secured Note shall be surrendered for cancellation at the corporate trust office of the Corporate Indenture Trustee and shall be canceled by the Corporate Indenture Trustee. In the case of a destroyed, lost or stolen Secured Note, the Holder thereof shall furnish to the Grantor Trustee and the Indenture Trustee (i) evidence to their reasonable satisfaction of the destruction, loss or theft of such Secured Note and ownership thereof, and (ii) such security or indemnity as may be reasonably required by them to save them harmless; provided that if the affected Holder is a Pass Through Trustee, the written agreement of such Holder to indemnify the Grantor Trustee and the Indenture Trustee (in their respective individual and trust capacities) with respect to such destroyed, lost or stolen Secured Note, together with written notice of ownership and destruction, loss or theft thereof, shall satisfy the conditions of this sentence.

          SECTION 2.07. New Notes; Payment of Expenses. (a) Each new Secured Note (a "New Note") issued pursuant to Section 2.06 upon transfer of, in exchange for or in substitution for a Secured Note (an "Old Note") shall be dated as of the transfer date of such Old Note. The Indenture Trustee shall mark on each New Note (i) the date to which principal and interest have been paid on the applicable Old Note and (ii) all payments and prepayments of principal made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date to which interest was paid on the applicable Old Note, and all payments and prepayments of principal required to have been marked on such New Note, as provided in clause (ii) of the preceding sentence, shall be deemed to have been made thereon. All New Notes issued pursuant to Section 2.06 in exchange for or in substitution for or in lieu of Old Notes shall be valid obligations of the Grantor Trustee evidencing the same debt as such Old Notes and shall be entitled to the benefits and security of this Indenture to the same extent as such Old Notes. Issuance of any New Note shall not for any purposes be deemed a further advance of funds to the Grantor Trustee and the perfection and priority of the security interest in the Indenture Estate applicable to such New Note shall for all purposes be the same as that applicable to the Secured Note replaced by such New Note.

          (b) Upon the issuance of a New Note or New Notes pursuant to Section 2.06, the Grantor Trustee may require from the party requesting such New Note or New Notes payment of a sum to reimburse the Grantor Trustee for, or to provide funds for, the payment of any tax or other governmental charge or any other charge or expense paid or payable with respect to such transfer by the Grantor Trustee or the Indenture Trustee, without any right of reimbursement under any Operative Document with respect to such payments.

          SECTION 2.08. Additional Notes. (a) So long as no Lease Event of Default or default of the nature set forth in paragraphs (a), (b), (c) or (g) of the definition of Lease Event of Default in Section 15 of the Lease, or Indenture Event of Default shall have occurred and be continuing, Additional Notes of one or more series may be issued under and secured by this Indenture at any time or from time to time, subject to the conditions hereinafter provided in this Section 2.08 and the conditions provided in Section 14.1 to the Participation Agreement, for the purpose of financing the Lessor's Share of the cost of any Non-Severable Modification or any Severable Modification required by law to the Production System as provided in Section 14 of the Participation Agreement.

          (b)  Prior to the issuance of any Additional Notes pursuant to this
Section 2.08, the Grantor Trustee shall have received from the Owner Participant and delivered to the Indenture Trustee, not less than forty-five (45) days prior to the proposed date of issuance of such Additional Notes, a request and authorization to issue Additional Notes (a "Request"), which Request shall include the amount of such Additional Notes, the proposed date of issuance of such Additional Notes, and other details with respect thereto which are not inconsistent with this Section 2.08. Such Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Secured Notes and any other Additional Notes that may have been issued theretofore, but otherwise shall be substantially similar in form to the Initial Secured Notes, with such omissions therefrom, variations therein and additions thereto as shall be appropriate. Such Additional Notes shall not rank senior in any respect to other Secured Notes issued pursuant to the terms hereof but may rank junior in right of payment and security.

          (c) The terms, conditions and designations of such Additional Notes (which shall be consistent with the Request and with the terms of this Indenture and of the Participation Agreement and such terms, conditions and designations shall be in form and substance acceptable to the Owner Participant, the Grantor Trustee and the Indenture Trustee) shall be set forth in a supplement to this Indenture, substantially in the form of Exhibit C, which shall be executed by the Grantor Trustee and the Indenture Trustee. Such indenture supplement shall set forth:

             (i) the text of such Additional Notes (which, except for the terms of payment thereof, shall be of substantially the same effect as the text of the Initial Secured Notes set forth in this Indenture, with such changes as are consistent with and permitted by this Indenture and which in all events shall provide that such Additional Notes are never more than pari passu in priority of payment, in right of security and in all other respects with the Initial Secured Notes);

             (ii) the date of maturity of such Additional Notes (which shall be no later than the latest scheduled maturity date of the Secured Notes then Outstanding);

             (iii) the date from which, and the date or dates on which, interest is payable (which shall be Interest Payment Dates);

             (iv) the terms for the repayment of the principal amount of such Additional Notes (each regularly scheduled payment of principal shall be an Interest Payment Date);

             (v) the terms, if any, as to prepayment or redemption of such Additional Notes at the option of the Grantor Trustee, and as to the premium, if any, payable on any redemption or prepayment of such Additional Notes; and

             (vi) any other terms and agreements in respect thereof provided or permitted by this Trust Indenture or necessary to specify the terms and conditions on which such Additional Notes shall be issued.

          (d) Such Additional Notes shall be executed by the Grantor Trustee as provided in Section 2.01 and deposited with the Corporate Indenture Trustee for authentication and delivery, but before such Additional Notes shall be authenticated and delivered by the Corporate Indenture Trustee, there shall be delivered to or deposited with the Corporate Indenture Trustee the following:

             (i)   the Request;

             (ii) such supplement to this Indenture, duly executed by the Grantor Trustee;

             (iii) a supplement to the Lease, duly authorized, executed and delivered by the Lessee and the Grantor Trustee, providing for adjustments to the Basic Rent Percentages, Stipulated Loss Value Percentages and Termination Value Percentages, and the definition of Lessor's Cost under the Lease required to ensure that payments of such amounts will be adequate to provide for payments required hereunder and under the Secured Notes, after giving effect to the issuance of such Additional Notes, together with such instruments of conveyance, assignment and transfer, if any, necessary to subject such supplement to the Lease to the Lien and security interest of this Indenture and to perfect such Lien and security interest subject to no Liens other than Permitted Liens, and evidence as to the due recording or filing of each thereof or of financing or similar statements with respect thereto;

             (iv) such instruments of conveyance, assignment and transfer (including, without limitation, contractors' waivers) duly executed and delivered by the respective parties thereto, and such evidence of the due filing thereof or of financing statements or other collateral documents with respect thereto, as may be required to convey to the Grantor Trustee all property included in the Lessor's Share of such Modification, if any, and to subject such property to the Lien of this Indenture, subject to no Liens except Permitted Liens;

             (v) originals or certified copies of all corporate actions necessary for the due and valid issue of such Additional Notes, the due and valid authorization, execution, delivery and performance by the Grantor Trustee of the supplement to this Indenture relating thereto, and the due and valid authorization, execution, delivery and performance by the Lessee and the Grantor Trustee of the supplement to the Lease and the creation of the Lien and security interest thereon referred to above, all of which corporate actions shall have been duly obtained and shall be in full force and effect; together with evidence as to the due occurrence of all such authorization, execution, delivery and performance;

             (vi) documentation, duly executed and delivered by the respective parties thereto whereby the proposed holders of the Additional Notes agree to be bound by the terms of the Operative Documents (including, without limitation, representations and covenants corresponding to those contained in Section 7 of the Participation Agreement);

             (vii) an Officer's Certificate of the Lessee certifying (1) as to the cost of the Lessor's Share of such Modification and (2) that all conditions precedent to the issuance of the Additional Notes contained in this Section 2.08 and in Section 14 of the Participation Agreement have been satisfied unless such conditions have been waived in writing by the Indenture Trustee and Grantor Trustee; and

             (viii) such opinions of counsel as are customary in transactions of this type, including, without limitation, opinions as to the due authorization, execution, delivery and enforceability and the creation and perfection of the security interest in the Lessor's Share of such Modification (subject to usual or customary exceptions, qualifications and assumptions) of such supplement to this Indenture and such Additional Notes, and such other certificates and other documents as may be reasonably requested by the Indenture Trustee to evidence the validity and binding effect of such supplement to this Indenture and such Additional Notes and compliance with this Section 2.08.

          (e) When the documents referred to in Section 2.08(d) shall have been delivered to or deposited with the Indenture Trustee and when such Additional Notes described in the Request and the supplement to this Indenture have been executed by the Grantor Trustee as required by this Indenture, the Corporate Indenture Trustee shall authenticate and deliver such Additional Notes in the manner described in such Request, but only upon payment to the Grantor Trustee of the sum or sums specified in such Request, whereupon the Grantor Trustee shall pay such sum or sums to the Lessee.

          SECTION 2.09. Termination of Interest in Indenture Estate. A Holder shall have no further interest in, or other right with respect to, the Indenture Estate upon the payment of principal of, Make-Whole Amount, if any, and interest on, any Secured Notes held by such Holder and all other sums payable to such Holder hereunder and under such Secured Notes with respect to any such Secured Notes.

          SECTION 2.10. Equally and Ratably Secured. Except as otherwise expressly provided in this Indenture, all Secured Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture without preference, priority or distinction on account of the designation, date, time of issue or maturity of such Secured Notes. All Additional Notes at any time Outstanding under this Indenture shall be equally and ratably secured by this Indenture without preference, priority or distinction on account of the designation date, time of issue or maturity of such Additional Notes.

          SECTION 2.11. CUSIP or CINS Numbers. The Grantor Trustee in issuing the Secured Notes may use "CUSIP" or CINS numbers (if then generally in use), and, if so, the Indenture Trustee shall use "CUSIP" or CINS numbers, as the case may be, in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Secured Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Secured Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Grantor Trustee will promptly notify the Indenture Trustee of any change in the CUSIP and CINS numbers.

                                  ARTICLE III

                           REDEMPTION AND REFUNDING

          SECTION 3.01. Generally. The Secured Notes may not be redeemed or prepaid except to the extent and in the manner expressly permitted or required by this Indenture. Except as otherwise expressly provided in this Indenture, any amount prepaid in partial redemption of the Secured Notes Outstanding shall be distributed by the Indenture Trustee to all Holders ratably, without priority of any Holder over any other Holder, in the proportion that the principal amount of Secured Notes held by such Holder bears to the principal amount of all Secured Notes then Outstanding.

          SECTION 3.02. Mandatory Redemption. (a) Casualty Redemption. If an Event of Loss pursuant to Section 12 of the Lease shall occur as to which a Stipulated Loss Value payment is due under such Section 12, then the Grantor Trustee shall redeem the Secured Notes Outstanding, without the Make-Whole Amount or any other premium, on the date on which such Stipulated Loss Value is paid by the Lessee pursuant to the Lease (the date of any such redemption hereunder being a "Casualty Redemption Date"), as follows: (i) if an Event of Loss described in Section 12.2(a) of the Lease shall have occurred and a Stipulated Loss Value payment is due and owing under the Lease, the entire unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date shall be redeemed at a redemption price equal to 100% of the unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Casualty Redemption Date; and (ii) if an Event of Loss described in Section 12.2(b) of the Lease and a Stipulated Loss Value payment for less than the full Undivided Interest is due and owing under the Lease, such of the unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(a)(ii) and applied to principal in accordance with Section 4.01) as shall be equal to the product of (x) the entire unpaid principal amount of the Secured Notes Outstanding on such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Casualty Redemption Date on the Secured Notes is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(a)(ii) and applied to principal in accordance with Section 4.01) and (y) a fraction, the numerator of which shall be the Original Cost of the Significant Portion of the Undivided Interest suffering such Event of Loss and the denominator of which shall be Lessor's
Cost), at a redemption price equal to 100% of such unpaid principal amount of the Secured Notes to be redeemed on such Casualty Redemption Date pursuant to the terms of this Section 3.02(a)(ii), together with any accrued and unpaid interest thereon to such Casualty Redemption Date (assuming, only for purposes of this calculation, that if such Casualty Redemption Date is coincident with an Interest Payment Date, the interest due on such Interest Payment Date is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(a)(ii) and applied to interest in accordance with Section 4.01); provided that each Holder of a Secured Note shall receive, as to the principal thereof, the same portion of such Redemption Price in its entirety as the principal value of such Secured Note at such Casualty Redemption Date represents of the total value of the principal value of all Secured Notes at such Casualty Redemption Date.

          (b) Early Termination Redemption. In the event that the Lease is terminated with respect to the Undivided Interest or a Significant Portion thereof pursuant to Section 7 of the Lease, the Grantor Trustee shall redeem on the applicable Termination Date (the date of any redemption under this Section 3.02(b) being herein called a "Termination Redemption Date") (i) if the termination is with respect to the Undivided Interest, the entire unpaid principal amount of the Secured Notes Outstanding on such Termination Redemption Date, at a redemption price equal to 100% of such unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Termination Redemption Date plus, in the event any of the Secured Notes is redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium, equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without premium and (ii) if the termination is with respect to a Significant Portion of the Undivided Interest, such of the unpaid principal amount of the Secured Notes Outstanding on such Termination Redemption Date (assuming, only for purposes of this calculation, that if such Termination Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Termination Redemption Date on the Secured Notes is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(b)(ii) and applied to principal in accordance with Section 4.01) as shall be equal to the product of
(x) the entire unpaid principal amount of the Secured Notes Outstanding on such Termination Redemption Date (assuming, only for purposes of this calculation, that if such Termination Redemption Date is coincident with an Installment Payment Date or a Maturity Date, the scheduled principal payment due, if any, on such Termination Redemption Date on the Secured Notes is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(b)(ii) and applied to principal in accordance with Section 4.01) and (y) a fraction, the numerator of which shall be the Original Cost of such Significant Portion and the denominator of which shall be Lessor's Cost, at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes to be redeemed on such Termination Redemption Date pursuant to the terms of this
Section 3.02(a)(ii), together with any accrued and unpaid interest thereon to such Termination Redemption Date (assuming, only for purposes of this calculation, that if such Termination Redemption Date is coincident with an Interest Payment Date, the interest due on such Interest Payment Date is paid prior to the time the Redemption Price is calculated pursuant to this Section 3.02(b)(ii) and applied to interest in accordance with Section 4.01) plus, in the case of a redemption pursuant to this Section 3.02(b)(ii) prior to the Premium Termination Date applicable to such Secured Note, a premium, equal to the Make-Whole Amount, if any, with respect to the portion of such Secured Note which is to be so redeemed and otherwise without premium; provided that each Holder of a Secured Note shall receive, as to the principal thereof, the same portion of such Redemption Price in its entirety as the principal value of such Secured Note at such Casualty Redemption Date represents of the total value of the principal value of all Secured Notes at such Termination Redemption Date.

          (c) Purchase Redemption. (i) In the event that the Lessee shall purchase the Lessor's Interest in the Undivided Interest pursuant to Section 6.1(c), 6.1(d), 6.1(e) or 6.1(f) of the Lease prior to the date of expiration of the Basic Lease Term, and the Lessee shall not have assumed the obligations of the Grantor Trustee under the Secured Notes pursuant to Section 11.6 of the Participation Agreement or purchased the Lessor's Interest in the Undivided Interest pursuant to Sections 16.1 and l6.2 of the Participation Agreement, the Grantor Trustee shall redeem on the date of purchase (the date of any redemption under this Section 3.02(c) being herein called a "Purchase Redemption Date"), the entire unpaid principal of the Secured Notes Outstanding on such Purchase Redemption Date at a redemption price equal to 100% of the unpaid principal amount of the Secured Notes together with any accrued and unpaid interest thereon to such Purchase Redemption Date plus, in the case of each Secured Note redeemed prior to the Premium Termination Date applicable to such Secured Note, a premium equal to the Make-Whole Amount, if any, with respect to such Secured Note and otherwise without premium.

          (d) Special Redemption. If the Grantor Trustee or the Owner Participant has drawn on the Letter of Credit (or any other letter of credit naming the Lessor and/or the Owner Participant as a beneficiary as contemplated by Section 10.14 of the Participation Agreement) or received payment under the Surety Bond (or any other surety bond held by the Lessor and/or the Owner Participant as contemplated by Section 10.14 of the Participation Agreement), and the Lessee shall not have assumed the obligations of the Grantor Trustee under the Secured Notes pursuant to Section 11.6 of the Participation Agreement, then the Grantor Trustee shall redeem the Secured Notes Outstanding, on the date on which the remaining portion of Stipulated Loss Value is required to be paid by the Lessee pursuant to the Lease (the date of any such redemption hereunder being a "Special Redemption Date"), at a redemption price equal to 100% of the unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon to such Special Redemption Date but without the Make-Whole Amount or any other premium.

          SECTION 3.03.  [Intentionally Omitted].

          SECTION 3.04. Assumption of Obligations of the Grantor Trustee by the Lessee. In the event that the Lessee shall have elected to assume all of the rights and obligations of the Grantor Trustee under this Indenture in respect of the Secured Notes in connection with the purchase by the Lessee of the Lessor's Interest in the Undivided Interest pursuant to Section 6.1(c), (d), (e), (f) or
(g) of the Lease or pursuant to Section 16.2(d) of the Participation Agreement (the date of any such assumption being referred to hereinafter as the "Relevant Date") and, if on or prior to the Relevant Date:

          (a) the Lessee shall have delivered to the Indenture Trustee an Officer's Certificate of the Lessee, dated the Relevant Date, stating that the Lessee has paid to the Grantor Trustee all amounts required to be paid to the Grantor Trustee pursuant to the Lease, in connection with such purchase or termination and assumption;

          (b) no Indenture Event of Default after giving effect to the Relevant Amendment (as defined below) shall have occurred and be continuing immediately subsequent to such purchase or termination, or assumption and the Indenture Trustee shall have received an Officer's Certificate, dated the Relevant Date, of the Lessee to such effect;

          (c) the Indenture Trustee shall have received a (i) supplement to this Indenture, substantially in the form of Exhibit E (the "Relevant Date Supplement"), duly executed by the Lessee, which shall provide that the Lessee agrees that it is acquiring, subject to the security interest and Lien thereon granted to the Indenture Trustee under this Indenture and the Ship Mortgage, all of Lessor's right, title and interest in and to the Undivided Interest, as provided in Section 2 of the form of Relevant Date Supplement attached as Exhibit E and (ii) a ship mortgage, substantially in the form attached as Exhibit G (the "New Ship Mortgage");

          (d) the Indenture Trustee shall have received, on or prior to the Relevant Date, evidence of all filings, recordings and other action referred to in the opinion of counsel referred to below; and

          (e) the Indenture Trustee shall have received opinions of counsel as are customary for transactions of this type, subject to usual or customary qualifications, exceptions and assumptions, and shall include opinions, subject to such qualifications, exceptions and assumptions, to the effect that, after giving effect to the

     Relevant Amendment (as defined below):

      (i) on the Relevant Date, this Indenture, as supplemented by the Relevant Date Supplement and as amended by the Relevant Amendment and the Secured Notes issued thereunder constitute the legal, valid and binding obligations of the Lessee, enforceable against the Lessee in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in this Indenture as so supplemented, which laws, however, do not in the opinion of such counsel make the remedies provided for in this Indenture inadequate for the practical realization of the rights and benefits provided for in this Indenture as so supplemented; and

      (ii) the Liens of this Indenture on the Undivided Interest and the New Ship Mortgage have been perfected and creates a security interest in the Indenture Estate and all filings and recordings and other action necessary or appropriate to perfect the interests of the Indenture Trustee have been accomplished;

then, simultaneously with the delivery of such documents, the Indenture Trustee shall execute and deliver the Relevant Date Supplement, and automatically and without the requirement of further action by any person, effective as of the Relevant Date:

          (x) this Indenture shall be deemed to have been amended as provided for in Exhibit C hereto (the "Relevant Amendment"); and

          (y) the Grantor Trustee shall be released from all of its obligations under this Indenture in respect of the Secured Notes or otherwise (other than any obligations or liabilities of the Grantor Trustee in its or his individual capacity incurred on or prior to the Relevant Date or arising out of or based upon events occurring on or prior to the Relevant Date, which obligations and liabilities shall remain the sole responsibility of the Grantor Trustee) and there shall be immediately distributed any funds then being retained hereunder that are distributable to the Grantor Trustee or the Owner Participant.

          SECTION 3.05.  Refunding. (a) Subject to the terms and conditions of
Section 15 of the Participation Agreement, the Grantor Trustee from time to time may after January 2, 2001, take such steps as may be necessary to refund or refinance in whole all Outstanding Secured Notes at the redemption price equal to 100% of the unpaid principal amount of the Secured Notes to be redeemed pursuant to this Section 3.05, together with any accrued and unpaid interest thereon to the date of redemption plus, in the case of a redemption prior to the Premium

Termination Date applicable to such Secured Notes, a premium equal to the Make-Whole Amount, if any, with respect to such Secured Notes and otherwise without premium.

          (b) The terms, conditions and designations of any such Refunding Secured Notes (to the extent not inconsistent with this Indenture) shall be set forth in a supplement to this Indenture reasonably satisfactory to the Indenture Trustee and the Grantor Trustee (a "Refunding Indenture") which shall be executed by the Grantor Trustee and the Indenture Trustee.

          (c) The Corporate Indenture Trustee shall authenticate and deliver Refunding Secured Notes in accordance with the provisions of any Refunding Indenture upon receipt by the Indenture Trustee of the following:

             (i) a counterpart of the applicable Refunding Indenture duly executed by the Grantor Trustee; and

             (ii) any opinions, certificates or additional documents as reasonably shall be required to be delivered to or deposited with the Indenture Trustee by the applicable Refunding Indenture, Section 15 of the Participation Agreement or for transactions of this type.

          SECTION 3.06. Grantor Trustee's and Owner Participant's Option to Redeem or Purchase Secured Notes. In the event that (a) at any time one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of less than 270 days, during which time the Secured Notes could but shall not have been accelerated pursuant to Section 5.04, or (b)(i) the Indenture Trustee has given the Grantor Trustee or the Owner Participant notice of the intent to accelerate the Secured Notes pursuant to
Section 5.04, (ii) the Secured Notes shall have been accelerated pursuant to
Section 5.04 but not yet paid or (iii) at any time one or more Lease Events of Default shall have occurred and any such Lease Event of Default shall have continued for a period of 270 days or more during which time the Secured Notes could, but shall not have been, accelerated pursuant to Section 5.04, the Grantor Trustee or the Owner Participant may, at its option, give at least 30 days' prior irrevocable notice to the Indenture Trustee that it will redeem (or purchase in lieu of redemption) all Secured Notes then Outstanding, which redemption or purchase shall be at a redemption or purchase price equal to 100% of the unpaid principal amount of such Secured Notes, together with any accrued and unpaid interest thereon, plus in the case of any redemption or purchase pursuant to clause (a) above prior to the applicable Premium Termination Date a premium equal to the Make-Whole Amount, if any, with respect to such Secured Notes but otherwise without premium. On or prior to the Business Day preceding the Redemption Date set forth in the notice, the Grantor Trustee or the Owner Participant will deposit with the Indenture Trustee an amount sufficient to redeem or purchase at the applicable Redemption Price all Secured Notes then Outstanding (including, in the case of a redemption or purchase pursuant to clause (a) above, a good faith estimate of the premium computed as provided for herein) plus an amount equal to all other sums then due and payable to a Loan Participant hereunder, and to pay the Indenture Trustee all amounts then due it hereunder, which funds shall be held by the Indenture Trustee as provided in
Section 7.04. Upon the giving of such notice and the receipt by the Indenture Trustee of such deposit, the Indenture Trustee shall deem all instructions received from the Grantor Trustee or the Owner Participant as having been given by the Loan Participants of 100% of the Outstanding principal amount of Secured Notes for all purposes of this Indenture. If such notice is given, the Grantor Trustee further agrees that it will deposit or cause to be deposited with the Indenture Trustee, on or prior to the Business Day preceding the applicable Redemption Date, whether or not an Indenture Event of Default is then continuing, funds sufficient, when added to the funds already held by the Indenture Trustee for such purpose, to redeem or purchase at the applicable Redemption Price (including the premium actually payable in respect thereof computed as provided for herein), on such Redemption Date all Secured Notes then Outstanding, to pay all other sums then due and payable to a Loan Participant hereunder and to pay the Indenture Trustee all amounts then due it hereunder. In the event the Grantor Trustee shall have given any such notice to purchase or redeem, unless the Grantor Trustee shall have consented thereto, the Indenture Trustee shall not during the period from such notice to the Redemption Date specified therein institute any new remedy or proceeding in respect of any new remedy under this Indenture, and the Indenture Trustee shall, to the extent the same may be accomplished without prejudicing the rights of the Indenture Trustee hereunder, take such actions and forbear from taking actions, in each case sufficient to maintain the status quo with respect to any pending remedies or proceedings in respect thereof being then pursued hereunder; provided, however, that in no event shall the Indenture Trustee sell or assign any portion of the Indenture Estate during the period from such notice to the Redemption Date specified therein. In the event the Grantor Trustee shall have given any such notice to purchase or redeem, and the Grantor Trustee has deposited with the Indenture Trustee the amounts required to be deposited pursuant to this Section 3.06, then on the Redemption Date, each Loan Participant will be deemed to sell, assign, transfer and convey to the Grantor Trustee or its designee (without recourse or warranty of any kind other than of title to the Secured Notes so conveyed) all of the right, title and interest of such Loan Participant in and to the Secured Note held by such Loan Participant. On and after such Redemption Date and receipt of amounts required to be deposited pursuant to this Section 3.06, the Indenture Trustee shall no longer treat the former Loan Participants as the "Loan Participants", except for purposes of the Loan Participants' right to receive their respective portions of the amounts paid to the Indenture Trustee as aforesaid and all other amounts due to such Loan Participants hereunder and, to the extent secured hereby, under the Operative Documents with respect to acts, events, circumstances or conditions occurring or existing prior to such Redemption Date, and on such date the Corporate Indenture Trustee shall register the transfer of ownership of the Secured Notes into the name of the Grantor Trustee or its designee. If the Grantor Trustee elects to purchase the Secured Notes under this
Section 3.06, nothing herein, including the use of the terms "Redemption Date" and "Redemption Price," shall be deemed to result in a redemption of the Secured Notes.

          SECTION 3.07. Deposited Redemption or Purchase Moneys. Moneys held by the Indenture Trustee for the redemption or purchase of any Secured Note issued hereunder as provided in this Article III shall be held by the Indenture Trustee as a separate fund in trust for the account of the respective Holders of the Secured Notes to be redeemed, shall be invested in accordance with the provisions of Section 7.04 and shall be delivered to them respectively in accordance with Section 2.03 on the Redemption Date. Any amounts so held by the Indenture Trustee shall be deemed paid for purposes of Section 2.09, of all amounts of principal of, Make-Whole Amount, if any, and interest on, and all other amounts due and payable under any such Secured Notes, the Holders thereof shall be paid to such Holder's agent upon delivery of such Secured Notes to the Indenture Trustee for cancellation.

          SECTION 3.08. Acquisition of Secured Notes. The Grantor Trustee covenants that it will not, directly or indirectly, acquire or make any offer to acquire any Secured Note except pursuant to the provisions of this Indenture.

          SECTION 3.09. Condition to Redemption and Refunding. It shall be a condition to any redemption, refinancing or refunding of Secured Notes effected under this Article III other than under Section 3.06 that all amounts of principal of, Make-Whole Amount, if any, and interest on, and all other amounts then due and payable under the Secured Notes which are to be the subject of such redemption, refinancing or refunding, as the case may be, as well as all other amounts due and payable to the Holders of such Secured Notes as are to be the subject of such redemption, refinancing or refunding shall have been paid as specified herein or therein or in any other Operative Document.

          SECTION 3.10. Notice of Certain Redemptions. In connection with a redemption of any of the Secured Notes pursuant to Section 3.02 or Section 3.05, the Grantor Trustee shall give irrevocable (except with respect to redemption notices given pursuant to Section 3.02(b) which may be withdrawn) notice of such redemption at least 25 days and not more than 60 days prior to the Redemption Date to each Loan Participant of such Secured Notes to be redeemed, at such Loan Participant's address appearing in the Note Register.

          Any such notice of redemption shall state (including the CUSIP or CINS number, if any):

             (i)   the Redemption Date (which shall be a Stipulated

     Loss Value Determination Date;

             (ii) the applicable basis for determining the redemption price pursuant to Section 3.02 or Section 3.05 (the "Redemption Price");

             (iii) that on the Redemption Date, the Redemption Price will become due and payable upon each such Secured Note, and that, if any such Secured Notes are then Outstanding, interest on such Secured Notes shall cease to accrue on and after such Redemption Date; and

             (iv) the place or places where such Secured Notes are to be surrendered for payment of the Redemption Price.

          SECTION 3.11. Termination of Head Lease. The Grantor Trustee shall notify the Indenture Trustee in writing at least 5 days before exercising its option to purchase the Undivided Interest pursuant to Section 10.2 of the Head Lease. With such notice the Grantor Trustee shall deliver to the Indenture
Trustee:

          (a) a ship mortgage substantially in the form of the Ship Mortgage but securing the Indenture Indebtedness rather than the obligations of the Lessee under the Head Lease (the "Direct Ship Mortgage");

          (b) on or prior to the Relevant Date, evidence of all filings, recordings and other action referred to in the opinion of counsel referred to below; and

          (c) opinions of counsel as are customary for transactions of this type, subject to usual or customary qualifications, exceptions and assumptions, and shall include opinions, subject to such qualifications, exceptions and assumptions, to the effect that, after giving effect to the execution and delivery of the Ship Mortgage and any necessary filings, recordings and other actions that:

     (i) the Direct Ship Mortgage constitutes the legal, valid and binding obligation of the Grantor Trustee, enforceable against the Grantor Trustee in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws which may affect the remedies provided for in the Direct Ship Mortgage, which laws, however, do not in the opinion of such counsel make the remedies provided for in the Direct Ship Mortgage inadequate for the practical realization of the rights and benefits provided for in the Direct Ship Mortgage; and

     (ii) the Direct Ship Mortgage has been filed and creates a valid lien in the Platform and other property described therein and all filings and recordings and other action necessary or appropriate to make such lien valid against third parties have been accomplished.

                                  ARTICLE IV

   RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE INDENTURE ESTATE

          SECTION 4.01. Basic Rent Distribution. (a) Generally. Except as otherwise provided in Sections 4.01(c) and 4.03, each installment of Basic Rent (other than any portion thereof constituting an Excepted Payment), any payment of Supplemental Rent representing interest on overdue installments of Basic Rent (other than any portion thereof constituting an Excepted Payment) and any payment received by the Indenture Trustee as contemplated by Section 5.03 shall be promptly distributed by the Indenture Trustee on the date such payment is due from the Lessee (or as soon thereafter as such payment shall be received by the Indenture Trustee) in the following order of priority:

          first, in accordance with Section 4.04, so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or repayment of principal, interest and other amounts then due under all Secured Notes shall be distributed to the Holders of such Secured Notes ratably, without priority of one Holder over any other Holder, in the proportion that the amount of such payment or payments then due under each such Secured Note bears to the aggregate amount of the payments then due under all such Secured Notes; and

          second, subject to Section 4.01(c), the balance, if any, of such installment remaining thereafter shall be distributed to the Grantor Trustee for distribution pursuant to the Trust Agreement.

          (b) Application of Certain Amounts Held by the Indenture Trustee upon Certain Defaults. If as a result of any default by the Lessee in the performance of its obligations under any Operative Document, the Indenture Trustee shall not have received for distribution on any Basic Rent Payment Date (or the Indenture Trustee shall be prevented from distributing on such date) the full amount then distributable pursuant to clause "first" of Section 4.01(a), the Indenture Trustee shall distribute any Rent, any proceeds of the Indenture Estate, and amounts described in Section 12.5 of the Lease then held by it or thereafter received by it (and any earnings thereon that constitute part of the Indenture Estate as provided in Section 7.04) to the Holders to the extent necessary to make all distributions then due pursuant to such clause "first".

          (c) Retention of Amounts by the Indenture Trustee. If, at the time of receipt by the Indenture Trustee of an installment of Basic Rent (whether or not then overdue) or of payment of Supplemental Rent representing interest on any overdue installment of Basic Rent, the Indenture Trustee shall have Actual Knowledge that there shall have occurred and be continuing an Indenture Event of Default, the Indenture Trustee shall retain and not distribute any amount otherwise required to be distributed pursuant to clause "second" of Section 4.01(a), and (i) at such time as there shall not be continuing any Indenture Event of Default or (ii) on the first Business Day occurring more than 180 days after the receipt of such amount, whichever shall first occur, the Indenture Trustee shall distribute such amount pursuant to clause "second" of Section 4.01(a) unless prior thereto (1) the Indenture Trustee (as assignee of the Grantor Trustee) shall have given notice to declare the Lease to be in default in accordance with Section 16.1 thereof, (2) the Indenture Trustee shall have given notice to the Grantor Trustee pursuant to the first proviso to Section 5.04(a) of the Indenture Trustee's intent to declare the Secured Notes due and payable or (3) any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to Section 5.04, in which case such amount shall be distributed by the Indenture Trustee forthwith in accordance with the terms of Section 4.03.

          SECTION 4.02. Certain Distributions. (a) Any payment received by the Indenture Trustee (i) pursuant to Section 12 of the Lease as a result of the occurrence of an Event of Loss, with respect to the Undivided Interest or a Significant Portion thereof, (ii) pursuant to Section 6 of the Lease as a result of the sale of the Lessor's right, title and interest in the Undivided Interest,
(iii) upon the termination of the Lease with respect to the Undivided Interest or a Significant Portion thereof pursuant to Section 7 of the Lease, (iv) in connection with the refunding of the Secured Notes pursuant to Section 3.05, or
(v) in connection with any drawing on a letter of credit or payment on a surety bond maintained pursuant to Section 4.02 of the Participation Agreement shall be distributed forthwith in the following order of priority:

          first, in the manner provided in clause "first" of Section 4.03;

          second, in the manner provided in clause "third" of Section 4.03 but only with respect to those Secured Notes to be redeemed pursuant to Section
     3.02 as a result of such Event of Loss, sale, termination, drawing or payment, as the case may be;

          third, in the manner provided in clause "second" of Section 4.03;

          fourth, in the manner provided in clause "fourth" of Section 4.03; and fifth, in the manner provided in clause "fifth" of Section 4.03.

          (b) The portion of each payment referred to in this Section 4.02 distributed to a Holder on account of principal, interest or the Make-Whole Amount, if any, on any Secured Note held by such Holder shall be applied by such Holder in payment of such Secured Note in accordance with the terms of Section 4.04.

          SECTION 4.03. Distributions After Indenture Event of Default. If (a) an Indenture Event of Default shall have occurred and be continuing, and (b)(i) the Indenture Trustee (as assignee of the Grantor Trustee) shall have given notice to declare the Lease to be in default pursuant to Section 16.1 thereof,
(ii) the Indenture Trustee shall have given notice to the Grantor Trustee pursuant to the first proviso to Section 5.04(a) of the Indenture Trustee's intent to declare the Secured Notes due and payable or (iii) any of the Secured Notes shall have been declared or otherwise shall have become immediately due and payable pursuant to Section 5.04, then, to the extent that each such notice or declaration shall not have been rescinded or the Secured Notes shall remain immediately due and payable, (i)(A) all amounts (other than Excepted Payments) then held by the Indenture Trustee in accordance with Section 4.05 or 4.06 (in each case not excluded from the operation of this Section 4.03), (B) then otherwise held by the Indenture Trustee hereunder or (C) under any Operative Document (other than amounts held for its own account) (and, in each case, all earnings thereon that constitute part of the Indenture Estate as provided in
Section 7.04), and (ii) all payments and amounts thereafter realized by the Indenture Trustee through the exercise of remedies hereunder or under any of the agreements assigned or pledged to the Indenture Trustee under this Indenture or otherwise as trustee under this Indenture (for purposes of this Section 4.03, all such amounts and payments held or realized being herein called "proceeds"), other than amounts expressly paid to it for its own account and other than Excepted Payments, shall be distributed forthwith by the Indenture Trustee as provided in the next sentence; provided, however, in the event of an Indenture
                               --------  -------
Event of Default that is not a Lease Event of Default, any amounts held by the Indenture Trustee hereunder or under any Operative Document on behalf of or in trust for the Lessee, shall not, until and unless such amounts are applied against the Lessee's payment obligations under the Lease, be subject to distribution under Section 4.03. Distributions shall be made in the following order of priority:

          first, so much of such proceeds as shall be required to reimburse the Indenture Trustee for any unpaid fees for its services under this Indenture and any unreimbursed tax, expense (including reasonable legal fees) or other loss incurred by it (in each case to the extent reimbursable under the Operative Documents) shall be distributed to the Indenture Trustee for application to itself;

          second, so much of the remaining proceeds as shall be required to reimburse the then existing or prior Holders for amounts paid or advanced by the Holders pursuant to Section 6.04 (to the extent not previously reimbursed), shall be distributed to the then existing and prior Holders as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any recipient over any other recipient (except as otherwise expressly provided herein), in the proportion the aggregate amount due each such Person under this clause "second" bears to the aggregate amount and interest due all such Persons under this clause "second";

          third, so much of the proceeds remaining as shall be required to pay in full the aggregate unpaid principal amount of each Secured Note then Outstanding and Make-Whole Amount, if any, and all accrued but unpaid interest thereon to the date of distribution, shall be distributed to the Holder of such Secured Note, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed to all Holders ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "third" bears to the aggregate amount due all such Holders under this clause "third";

          fourth, so much of the proceeds remaining as shall be required to pay to each Holder all other amounts that are secured hereby, that remain unpaid and that are payable pursuant to any provision of any Operative Document shall be distributed to such Holder for distribution to itself and its predecessors, as their respective interests may appear, and if the proceeds remaining are insufficient to pay all such amounts in full, they shall be distributed ratably, without priority of any Holder over any other Holder (except as otherwise expressly provided herein), in the proportion that the aggregate amount due each such Holder under this clause "fourth" bears to the aggregate amount due all such Holders under this clause "fourth"; and

          fifth, the balance, if any, of the proceeds remaining shall be distributed to the Grantor Trustee for distribution pursuant to the Trust Agreement.

          All amounts distributed to any Holder pursuant to clause "third" of this Section 4.03 shall be applied by such Holder in payment of the Secured Notes held by it in accordance with the terms of Section 4.04.

          SECTION 4.04. Application of Payments on Secured Notes. Each payment on a Secured Note shall be applied, first, to the payment of accrued interest on such Secured Note to the date of such payment, second, to the payment of Make-Whole Amount, if any, on such Secured Note due on the date of such payment, third, to the payment of any principal on such Secured Note then due thereunder, and fourth, to the payment of the installments of principal remaining unpaid on such Secured Note in the inverse order of the installment due date thereof.

          SECTION 4.05. Application of Payments According to Applicable Operative Document Provisions. (a) Any payments or amounts (other than Excepted Payments) received by the Indenture Trustee, provision for the application of which is made in any Operative Document (including, without limitation, any provision providing that the Indenture Trustee shall hold such amount in trust for the Lessee), shall be applied promptly as provided in such Operative Document, unless (i) in the case of payments or amounts that would be payable to the Lessee upon satisfaction of any applicable conditions, a Lease Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Lease Event of Default, in which case the Indenture Trustee shall hold such payments and amounts as cash collateral security for the obligations of the Lessee under the Operative Documents and shall invest such payments and amounts in accordance with the terms of Section 7.04, and, subject to earlier distribution thereof by the Indenture Trustee under Section 4.03 if the Lease shall have been declared in default in accordance with Section 16.1 thereof, or under Section 4.01(b) (subject to Section 4.05(b)), such payments and amounts, and the proceeds of any investment thereof, shall be paid by the Indenture Trustee to the Lessee at such time as any applicable conditions shall have been satisfied and no Lease Event of Default shall be continuing, and (ii) in the case of any other payments and amounts that are not payable to the Lessee upon satisfaction of any applicable conditions in the other Operative Documents, an Indenture Event of Default shall have occurred and be continuing at the time the Indenture Trustee receives such payment and the Indenture Trustee has Actual Knowledge of such Indenture Event of Default, in which case the Indenture Trustee shall hold such payment as part of the Indenture Estate, as cash collateral security hereunder for the performance of the Indenture Indebtedness and on the earlier of the next Business Day on which no Indenture Event of Default shall have occurred and be continuing or the first Business Day occurring more than 180 days after the receipt of such payment, and, subject to any prior application of such payment pursuant to Section 4.01(b) or 4.03, the Indenture Trustee shall apply such payment, and the proceeds of any investment thereof, to the purpose for which it was made.

          (b) Notwithstanding any other provision of this Indenture to the contrary, and whether or not any such provision refers to this Section 4.05, any Excepted Payment or other amount expressly provided by the terms of this Indenture to be paid directly to the Grantor Trustee or to the Owner Participant shall be paid or distributed immediately by the Indenture Trustee to the Grantor Trustee or the Owner Participant, as the case may be.

          SECTION 4.06. Amounts Received for Which No Provision Is Made. (a) Any payment received or amounts realized by the Indenture Trustee for which no provision as to the application thereof is made elsewhere in this Indenture or any other Operative Document shall be held by the Indenture Trustee as part of the Indenture Estate in a cash collateral account maintained under Section 7.04, and (b) all payments received and amounts realized by the Indenture Trustee under the Lease, including without limitation, Section 11.7(b) of the Lease, or otherwise with respect to the Undivided Interest, to the extent received or realized at any time after payment in full of the principal of and interest on all Secured Notes issued hereunder, as well as any other amounts remaining as part of or as proceeds of the Indenture Estate after payment in full of the principal of, Make-Whole Amount, if any, and interest on all such Secured Notes, shall be distributed forthwith by the Indenture Trustee in the order of priority set forth in Section 4.03, omitting clause "third" thereof. The Indenture Trustee shall give prompt notice to the Grantor Trustee and each Holder of the receipt of any moneys by the Indenture Trustee subject to the provisions of this
Section 4.06.

          SECTION 4.07. Payment Procedures. All amounts which are distributable from time to time by the Indenture Trustee to the Grantor Trustee, the Owner Participant or any Holder shall be paid by the Indenture Trustee in immediately available funds promptly after such amounts become immediately available to it, and the Indenture Trustee shall not be obligated to see to the application of any such payment made by it. All payments made by the Indenture Trustee to the Owner Participant or to the Grantor Trustee shall be made in the manner and to the address set forth in Schedule 1 to the Participation Agreement or to such other address as may be specified from time to time by notice to the Indenture Trustee from the Owner Participant or the Grantor Trustee.

                                   ARTICLE V

COVENANTS OF GRANTOR TRUSTEE; CERTAIN AGREEMENTS; INDENTURE EVENTS OF DEFAULT;
                         REMEDIES OF INDENTURE TRUSTEE

          SECTION 5.01. Covenants of Grantor Trustee; Certain Agreements. (a) Subject to Section 2.02, the Grantor Trustee will duly and punctually perform and observe all covenants and conditions to be performed and observed by it pursuant to the terms of any Operative Document. Except as permitted by this Indenture or the terms of any Operative Document, the Grantor Trustee will take no action and will cooperate with the Indenture Trustee so as to permit no action to be taken by others which will release, or which may be construed as releasing, the Grantor Trustee or the Lessee from any of its or the Lessee's, as the case may be, obligations or liabilities under any Operative Document, or which may result in the termination, amendment or modification, or impair the validity, of any such Operative Document.

          (b) If the Grantor Trustee has Actual Knowledge of any Indenture Event of Default, Indenture Default, Lease Event of Default or Event of Loss, the Grantor Trustee will give prompt written notice thereof to the Indenture Trustee, the Lessee and the Owner Participant if such notice shall not already have been given to such party. The notice shall set forth in reasonable detail the circumstances of such default or loss known to the Grantor Trustee.

          (c)  [Intentionally Omitted.]

          (d) The Grantor Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that except as provided in or permitted by the other Operative Documents it will not assign or pledge, so long as this Indenture shall remain in effect, any of the Grantor Trustee's right, title or interest hereby assigned to anyone other than the Indenture Trustee, and that the Grantor Trustee will not (other than in respect of Excepted Payments), except as provided in or permitted by this Indenture or any other Operative Document, (i) accept any payment from the Lessee, (ii) terminate or consent to the cancellation or surrender of the Lease or accept any prepayment of Rent under the Lease, (iii) enter into any agreement amending or supplementing any Operative Document, (iv) execute or grant any waiver or modification of, or consent under, the terms of any Operative Document, (v) settle or compromise any claim arising under any Operative Document, or (vi) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Operative Document to arbitration thereunder.

          (e) The Grantor Trustee does hereby ratify and confirm the Lease, and does hereby agree that it will not, except as provided in or permitted by this Indenture or the terms of any other Operative Document, take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the Lease or any other Operative Document, or of any of the rights created by the Lease or any Operative Document, or the assignment hereunder or thereunder, as the case may be.

          (f) The Corporate Grantor Trustee will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any Lessor's Lien on any of the Grantor Trustee's estate, right, title or interest in the Trust Estate (including the Louisiana Trust Estate as defined in Section 8.03 hereof) so pledged or assigned or intended to be conveyed, pledged or assigned under this Indenture.

          (g) Until the release of the security interest in the Indenture Estate pursuant to Section 6.03, all payments due or to become due under any Operative Document to the Grantor Trustee that are part of the Indenture Estate shall be made directly to the Indenture Trustee or in accordance with the Indenture Trustee's instructions, and the Grantor Trustee shall give all notices as shall be required under each Operative Document to direct that such payments be made to the Indenture Trustee.

Promptly on receipt thereof, the Grantor Trustee will transfer to the Indenture Trustee any and all moneys from time to time received by it and constituting part of the Indenture Estate or otherwise assigned or pledged to the Indenture Trustee hereunder, in each case for application by the Indenture Trustee pursuant to this Indenture, except that the Grantor Trustee shall accept for distribution pursuant to the terms of the Trust Agreement any amounts distributed to it by the Indenture Trustee under this Indenture.

          (h) An executed counterpart of each amendment or supplement to the Trust Agreement shall be delivered within 20 Business Days after the execution thereof to the Indenture Trustee, provided that any amendment or supplement under which a successor trustee is appointed shall be mailed to the Indenture Trustee within 10 days after the execution thereof. The Lien of this Indenture or the Ship Mortgage shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement. Without the prior written consent of the Indenture Trustee, the Trust Agreement may not in any event be terminated or revoked by the Owner Participant prior to the termination of this Indenture. In the case of any appointment of a successor to any Grantor Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or transfer of all or substantially all of the corporate trust business of the Corporate Grantor Trustee pursuant to the Trust Agreement, the successor Grantor Trustee shall give prompt notice thereof to the Indenture Trustee.

          SECTION 5.02. Indenture Event of Default. "Indenture Event of Default" means any of the following events (whatever the reason for such Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any Governmental Rule):

          (a) any Lease Event of Default (other than a Lease Event of Default arising from the failure of the Lessee to make an Excepted Payment) shall have occurred and be continuing; or

          (b) any payment of principal of, Make-Whole Amount, if any, or interest on any Secured Note shall not have been made when due and such default shall continue unremedied for ten (10) Business Days after the same shall have become due and payable; or

          (c) the failure by either of the Owner Participant or the Grantor Trustee, as the case may be, to perform or observe in any material respect any covenant or agreement to be performed or observed by it under this Indenture or any other Operative Document (other than the Tax Indemnity Agreement), (i) which failure shall continue for a period of thirty (30) days after the receipt by the Owner Participant or the Grantor Trustee of a notice from the Indenture Trustee or any Holder of a Secured Note specifying such

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

     failure and requiring it be remedied or (ii) which failure, if such failure is remediable and the Owner Participant or the Grantor Trustee is diligently attempting to remedy such failure, shall continue for a period of 180 days after receipt of such notice; or

          (d) any representation or warranty made by either of the Owner Participant or the Grantor Trustee pursuant to Section 6 or 8, as the case may be, of the Participation Agreement shall prove to have been inaccurate in any material respect when made, unless such inaccurate representation or warranty shall not be material to the recipient at the time when the notice referred to below shall have been received by the Owner Participant or the Grantor Trustee or any material adverse impact thereof shall have been cured within thirty (30) days after receipt by the Owner Participant or the Grantor Trustee of a written notice thereof from the Indenture Trustee or any Holder of a Secured Note; provided that if such material adverse impact is remediable and the Owner Participant or Grantor Trustee is diligently attempting to remedy such impact, the Owner Participant or Grantor Trustee shall have 90 days after receipt of such written notice thereof to remedy any such material adverse impact; or

          (e) either of the Owner Participant or the Grantor Trustee shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of its or any substantial part of its property, or shall consent to any such relief or to the appointment or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing, or an involuntary case or other proceeding shall be commenced against either of the Owner Participant or the Grantor Trustee seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official or agency of its or any substantial part of its part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety
     (90) days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Grantor Trustee or the Owner Participant, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Indenture Estate, the Grantor Trustee or the Owner Participant or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days.

          SECTION 5.03. Certain Rights. (a) If the Lessee shall fail to make any payment of Basic Rent under the Lease when the same shall become due, and if such failure of the Lessee to make such payment of Basic Rent shall not constitute the fourth consecutive such failure or the seventh or subsequent cumulative such failure, then as long as no Indenture Event of Default (other than arising from a Lease Event of Default not involving any failure to make any payments to which the Indenture Trustee or any Loan Participant is entitled hereunder when due) shall have occurred and be continuing, the Owner Participant or the Grantor Trustee may (but need not), without consent or concurrence of the Indenture Trustee or any Holder, pay to the Indenture Trustee, in the manner provided in Section 2.03, for application in accordance with Section 4.01, at any time prior to the day which is the 11th day subsequent to the expiration of the grace period provided for in Section l5(a) of the Lease with respect to the payment of Basic Rent (and the Indenture Trustee shall not, without the prior written consent of the Grantor Trustee, declare the Lease in default pursuant to
Section 16 thereof or exercise any of the rights, powers or remedies pursuant to such Section 16 or Section 5.04 hereof prior to the occurrence of such later date), an amount equal to such payment of Basic Rent sufficient to pay the principal and interest then due on the Secured Notes, together with any interest due thereon on account of the delayed payment thereof to the date of such payment in accordance with Section 2.03(c) hereof, and such payment by the Owner Participant or the Grantor Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Lessee (including any Lease Event of Default arising from the Lessee's failure to pay interest in respect of such overdue Basic Rent for the period commencing on the date of such payment), but such cure shall not relieve the Lessee of any of its obligations. If the Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it under the Lease or any other Lease Event of Default shall exist (other than the failure to pay Basic
Rent), and if (but only if) the performance or observance of such covenant, condition or agreement or the cure of such Lease Event of Default can be effected by the payment of money alone (it being understood that actions such as the obtaining of insurance can be so effected), then as long as no other Indenture Event of Default (other than those arising from a Lease Event of Default) shall have occurred and be continuing, the Owner Participant or the Grantor Trustee may (but need not), without consent or concurrence of the Indenture Trustee or any Holder, pay to the Indenture Trustee (or to such other person as may be entitled to receive the same), at any time prior to the day which is the later of (x) the 11th day subsequent to notice of such failure or such Lease Event of Default by the Indenture Trustee to the Grantor Trustee or the Owner Participant and (y) the 11th day subsequent to the expiration of the grace period, if any, provided with respect to such failure or such Lease Event of Default on the part of the Lessee in Section 15 of the Lease (and the Indenture Trustee shall not (without the prior written consent of the Grantor Trustee) declare the Lease in default pursuant to Section 16 thereof or exercise any of the rights, powers or remedies pursuant to such Section 16 or Section 5.04 hereof prior to the occurrence of such later date), all sums necessary to effect the performance or observance of such covenant or agreement of the Lessee or to cure such Lease Event of Default, together with any interest due thereon on account of the delayed payment thereof to the date of such payment, and such payment by the Owner Participant or the Grantor Trustee shall be deemed to cure as of the date of such payment any Indenture Event of Default which arose from such failure of the Lessee or such Lease Event of Default (including any Lease Event of Default arising from the Lessee's failure to pay interest in respect of such overdue payment for the period commencing on the date of such payment), but such cure shall not relieve the Lessee of any of its obligations; provided that the Grantor Trustee and the Owner Participant, collectively, shall not be entitled to cure any such Lease Event of Default if the total amount outstanding and not reimbursed to such parties exceeds in the aggregate $10,000,000.

          (b) To the extent of any payment made by the Grantor Trustee or the Owner Participant pursuant to Section 5.03(a), the Grantor Trustee or the Owner Participant, as the case may be, shall be subrogated to the rights of the Holders hereunder to receive from the Indenture Trustee the payment of Basic Rent or other amount for which such payment was made by the Grantor Trustee or the Owner Participant, as the case may be, and the Grantor Trustee or the Owner Participant, as the case may be, shall be entitled to receive such payment from the Indenture Trustee upon receipt thereof by the Indenture Trustee; provided, however, that no such amount shall be paid to the Grantor Trustee or the Owner Participant, as the case may be, unless all principal of and interest on the Secured Notes then due and payable and any other amounts then due and payable under the Secured Notes and this Indenture shall have been paid in full and no Indenture Default shall have occurred and be continuing.

          (c) The Grantor Trustee, upon exercising cure rights under Section 5.03(a) or rights under Section 6.08(a)(iii) or under Section 18.1 of the Lease shall not obtain any Lien on any part of the Indenture Estate or Trust Estate (including the Louisiana Trust Estate) on account of such payment for the costs and expenses incurred in connection therewith nor shall any claims of the Grantor Trustee against the Lessee or any other Person for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate or otherwise related to the Indenture Estate.

          (d)  If there shall occur an Indenture Event of Default pursuant to
Section 5.02(a) arising as a result of a failure by the Lessee to make any payment of Rent when due, the Indenture Trustee shall so notify the Grantor Trustee in writing promptly upon such occurrence.

          SECTION 5.04. Remedies. (a) If an Indenture Event of Default shall have occurred and be continuing and so long as the same shall be unremedied, then and in every such case the Indenture Trustee, subject to Sections 5.03, 5.04(d), 5.05, 5.09, 6.01 and 6.08, may
exercise any or all of the rights and powers and pursue any and all of the remedies herein provided or available under applicable law; provided, however, the Indenture Trustee must give the Grantor Trustee at least 10 Business Days' (or 5 Business Days in the case of acceleration of the Secured Notes other than an automatic acceleration of the Secured Notes as provided in Section 5.04(c)) prior written notice of its intention to exercise remedies pursuant to this
Section 5.04 (it being understood that such notice may be given concurrently with any notice of default given hereunder or under the Lease and prior to the expiration of any applicable grace periods). Notwithstanding any contrary provision herein, upon the occurrence and during the continuance of an Indenture Event of Default, the Indenture Trustee may exercise, subject to Sections 5.03(a), 5.05, 5.09, 5.10 and 6.08, all rights and remedies of the Grantor Trustee to the exclusion of the Grantor Trustee under the Lease (other than those rights and remedies to the extent relating to Excepted Payments), including without limitation the right to take possession of all or any part of the Indenture Estate and exclude the Grantor Trustee and all Persons (including the Lessee except to the extent of the Lessee's rights under the Agency and Support Agreement) claiming under the Grantor Trustee wholly or partly therefrom. In addition to and without limiting the foregoing, the Indenture Trustee, upon at least twenty-five (25) days' prior written notice to the Grantor Trustee and the Owner Participant, may invoke and exercise the power of sale and sell any or all of the Indenture Estate in the manner required by law at public auction, or in any other manner which shall be in accordance with applicable law, or, in lieu of sale pursuant to the power of sale, the Indenture Estate may be foreclosed, and the Indenture Trustee has and may exercise all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction or under Panamanian law, provided, however, that if an Indenture Event of Default has occurred and is continuing solely by virtue of one or more Lease Events of Default (at a time when no other Indenture Events of Default shall have occurred and be continuing), the Indenture Trustee shall not exercise foreclosure remedies under this Indenture without exercising material remedies seeking to dispossess the Lessee under the Lease, unless exercising such remedies under the Lease shall be prohibited by law, governmental authority or court order, in which case the Indenture Trustee shall not exercise foreclosure remedies under the Indenture until the expiration of a period of 180 days from the commencement of such prohibition; provided, further, that notwithstanding any provision herein to the contrary, the Indenture Trustee shall not sell, assign, transfer or deliver any of the Indenture Estate or take possession of the Indenture Estate unless the Secured Notes shall have been accelerated pursuant to Section 5.04(b) or 5.04(c); provided, further, that included in any such notice shall be a statement as to the Indenture Trustee's intention to foreclose the Lien of this Indenture under executory process pursuant to Title II of Book IV of the Louisiana Code of Civil Procedure and any other related provision of law as such provision may be amended from time to time. The Indenture Trustee shall notify the Grantor Trustee, the Owner Participant and the Lessee as soon as is reasonably practicable after its commencement of the exercise of any remedy pursuant to this Section 5.04.

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

          (b) If an Indenture Event of Default (other than an Indenture Event of Default specified in Section 5.02(e) or an Indenture Event of Default of the type specified in Section 5.02(a) which arises as a result of any Lease Event of Default other than such Lease Event of Default as is specified in Section 15(f) of the Lease) shall have occurred and be continuing, then, subject to Sections 5.03, 6.01 and 6.08, the Indenture Trustee may at any time, by five (5) days' written notice to the Grantor Trustee, declare all (but not less than all) of the Secured Notes to be due and payable. Upon such declaration the unpaid principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, but without the Make-Whole Amount or any other premium, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

          (c) If an Indenture Event of Default of the type specified in Section 5.02(e), or an Indenture Event of Default of the type specified in Section 5.02(a) which arises as a result of any Lease Event of Default specified in
Section 15(f) of the Lease shall have occurred and be continuing, the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, but without the Make-Whole Amount or any other premium, shall become and be due and payable automatically, without declaration, notice, demand or any other action on the part of the Indenture Trustee or any Holder, all of which are hereby waived. Each of Section 5.04(b) and this Section 5.04(c), however, is subject to the condition that, if at any time after the principal of the Secured Notes shall have become due and payable upon a declared or automatic acceleration thereof as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, all overdue payments of interest upon the Secured Notes and all other amounts payable under the Secured Notes (except the principal of the Secured Notes which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured, then in every such case a Majority in Interest of Holders of Notes, by written instrument filed with the Indenture Trustee, may (but shall not be obligated to) rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

          (d) Notwithstanding any provision in any document or instruction that purports to require the Indenture Trustee to acquire title to any or all of the Indenture Estate upon foreclosure, or pursuant to instructions, the Indenture Trustee shall not be obligated to acquire any such title unless: (i) the Indenture Trustee is provided with such security or indemnity as it shall deem satisfactory to it, (ii) such acquisition of title complies with all applicable Operative Documents, laws, rules and regulations, which shall be evidenced by an opinion of counsel to such effect in form and substance satisfactory to the Indenture

Trustee and (iii) the Indenture Trustee shall have obtained such executed certificates, instruments or other documents, in accordance with its reasonable inquiries or requests.

          SECTION 5.05. Suit; Possession; Title; Sale of Indenture Estate. (a) The Grantor Trustee agrees that, if an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, the Indenture Trustee may take possession of all or any part of the Indenture Estate and may exclude the Grantor Trustee, and all Persons claiming under the Grantor Trustee, wholly or partly therefrom; provided, however, that at least 30 Business Days' prior notice of such taking of possession shall be given to the Grantor Trustee. If an Indenture Event of Default shall have occurred and be continuing and the Indenture Trustee shall be entitled to exercise remedies hereunder as provided in Section 5.04, at the request of the Indenture Trustee, the Grantor Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or any agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Grantor Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession of any property comprising a portion of the Indenture Estate and requiring the Grantor Trustee to execute and deliver such instruments and documents to the Indenture Trustee, or (ii) pursue all or part of such property wherever it may be found, and the Indenture Trustee may enter any of the premises where such property or any portion thereof may be or is supposed to be and search for such property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture and the Ship Mortgage.

          (b) Upon every such taking of possession, the Indenture Trustee may make, from time to time and at the expense of the Indenture Estate, such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to exercise all rights and power of the Grantor Trustee relating to the Indenture Estate as the Indenture Trustee shall deem to be in the best interest of the Holders. The Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenue, issues, income, products and profits of the Indenture Estate and every part thereof, other than Excepted Payments. Such tolls, rents (including Rent), revenue, issues, income, products and profits shall be applied (i) to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate, (ii) to pay the expense of all maintenance, repairs, replacements, alterations, additions and improvements, (iii) to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any portion thereof, including without limitation the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Grantor Trustee, and (iv) to pay amounts owing in respect of the Secured Notes in accordance with the provisions thereof and hereof and to make all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture or the Ship Mortgage, as well as just and reasonable compensation for the services of the Indenture Trustee and of all Persons properly engaged and employed by the Indenture Trustee.

          (c) Any of the Indenture Trustee, any Holder, the Grantor Trustee or the Owner Participant may be a purchaser of the Indenture Estate or any portion thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Indenture Trustee may apply against the purchase price thereof or the amount then due to it hereunder or under any of the Secured Notes secured hereby and any Holder may apply against the purchase price therefor the amount then due to it hereunder or under the Secured Notes held by such Holder, to the extent of such portion of the purchase price as it would have received had it been entitled to share in any distribution thereof. The Indenture Trustee or any Holder or any nominee of any such Holder shall acquire, upon any such purchase, good title to the property so purchased, free of the Lien of this Indenture and, to the extent permitted by applicable law, free of all rights of redemption in the Grantor Trustee in respect of the property so purchased.

          (d) Any sale or other conveyance of any of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture or the Ship Mortgage, or the Lease shall bind the Grantor Trustee, the Holders and the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Grantor Trustee, the Holders and the Owner Participant in and to such Indenture Estate or portion thereof, as the case may be. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance, or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee. In the event of any such sale, the Grantor Trustee shall execute any and all such bills of sale, instruments of conveyance and assignment and other documents, and perform and do all other acts and things requested by the Indenture Trustee in order to permit continuation of such sale and to effectuate the transfer or conveyance referred to in the first sentence of this Section 5.05(d). The Grantor Trustee shall ratify and confirm any such sale or sales by executing and delivering to the Indenture Trustee or to such purchaser or purchasers all instruments as may reasonably be requested for such purpose. Any such sale or sales made hereunder shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Grantor Trustee in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Grantor Trustee and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Grantor Trustee. Upon any sale or other disposition of the Indenture Estate by the Indenture Trustee, the Indenture Trustee will promptly account in writing, in reasonable detail, to the Grantor Trustee for the amount of such sale, the costs and expenses incurred in connection therewith and any surplus proceeds.

          (e) The Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver or a keeper pursuant to the terms and provisions of La. R.S. 9:5136 et seq. (who may be the Indenture Trustee or any successor or nominee thereof), at any time after an Indenture Event of Default either before or after declaring due and payable the principal of all Secured Notes then Outstanding, together with accrued but unpaid interest thereon and any other amounts due thereunder, for all or any portion of the Indenture Estate, whether such receivership or keepership be incidental to a proposed sale of the Indenture Estate or the taking of possession thereof or otherwise, and the Grantor Trustee hereby consents to the appointment of such a receiver or keeper, and agrees that it will not oppose any such appointment. Any receiver or keeper appointed for all or any portion of the Indenture Estate shall be entitled in addition to any powers available under applicable law, to exercise all the rights and powers of the Indenture Trustee with respect to the Indenture Estate.

          (f) To the extent now or at any time hereafter enforceable under applicable law, the Grantor Trustee covenants that it will not (i) at any time, insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay, extension, moratorium, any exemption from execution or sale or other similar law or from any law now or hereafter in force providing for the valuation or appraisement of the Indenture Estate or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or prior to any applicable decree, judgment or order of any court of competent jurisdiction, nor (ii) after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or any right to have a portion of the Indenture Estate or the security for the Secured Notes marshalled or otherwise redeem the property so sold or any part thereof, and hereby expressly waives, for itself and on behalf of each and every Person who may claim through or under it, except decree or judgment creditors of the Grantor Trustee acquiring any interest in or title to the Indenture Estate or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or use any such law or laws, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted. Nothing in this
Section 5.05(f) shall be deemed to be a waiver by the Grantor Trustee of its rights under

Sections 5.03 or 5.04 hereof.

          The Indenture Trustee may maintain such a pleading, or, in any manner whatsoever, claim or take any benefit or advantage of or from any law now or hereafter in force even if it does not possess any of the Secured Notes or does not produce any of them in the proceeding. A delay or omission by the Indenture Trustee or any Holder in exercising any right or remedy accruing upon an Indenture Event of Default under this Indenture shall not impair the right or remedy or constitute a waiver of or acquiescence in such Indenture Event of Default.

          (g) The Indenture Trustee may adjourn from time to time any sale to be made under or by virtue of this Indenture for such sale or for such adjourned sale or sales, and, except as otherwise provided by any applicable provision of law, the Indenture Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          (h) Any recovery of any judgment by the Indenture Trustee under the Secured Notes and any levy of any execution under any such judgment upon the Indenture Estate shall not affect in any manner or to any extent the security title and security interest conveyed hereby upon the Indenture Estate or any part thereof, or any conveyances, powers, rights and remedies or the Indenture Trustee hereunder, but such conveyances, powers, rights and remedies shall continue unimpaired as before.

          (i) Notwithstanding anything contained herein, so long as the Pass Through Trustee is a registered Holder, the Indenture Trustee is not authorized or empowered to acquire title to all or any portion of the Indenture Estate or take any action with respect to all or any portion of the Indenture Estate so acquired by it if such acquisition or action would cause the Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

          SECTION 5.06. Remedies Cumulative. Each and every right, power and remedy provided the Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every right, power and remedy herein specifically provided or now or hereafter existing at law, in equity or otherwise. Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any such right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right or power or in the pursuit of any remedy shall impair any such right, power or remedy, or be construed to be a waiver of any Indenture Event of Default or to be an acquiescence therein.

          SECTION 5.07.  Discontinuance of Proceedings. In case
the Indenture Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Grantor Trustee, the Indenture Trustee and the Lessee shall, subject to any determination in such proceeding, be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all right, powers and remedies of the Indenture Trustee shall continue as if no such proceeding had been instituted.

          SECTION 5.08. Waiver of Past Defaults. Upon written instruction of a Majority in Interest of Holders of Notes, the Indenture Trustee shall waive any Indenture Event of Default specified in such instruction and its consequences, and upon any such waiver such Indenture Event of Default shall cease to exist for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Indenture Event of Default or impair any right or consequence thereof; and provided further, however, that in the absence of the written instruction of the Holders of all Secured Notes then Outstanding, the Indenture Trustee shall not waive any Indenture Event of Default arising from a default (i) in the payment of the principal of, Make-Whole Amount, if any, or interest on, or other amounts due under, any Secured Note then Outstanding, or (ii) in respect of a covenant or provision hereof which pursuant to the terms of Article IX cannot be modified or amended without the consent of each Holder of a Secured Note then Outstanding.

          SECTION 5.09. No Action Contrary to Lessee's Rights Under the Lease. Notwithstanding any other provision of any Operative Document, (i) unless a Lease Event of Default shall have occurred and be continuing and the Lease shall have been declared to be in default pursuant to Section 16.1 thereof, the Indenture Trustee shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease, including without limitation the rights of the Lessee under Section 9.1 thereof and (ii) the Indenture Trustee shall not take or cause to be taken any action contrary to the rights of the Other Owner and its successors and assigns under Section 9.1 of the Lease.

          SECTION 5.10. Rights of Holders of Secured Notes. Notwithstanding any provision herein (including Section 5.11) to the contrary, the Holder of a Secured Note shall have the absolute and unconditional right to receive payment from the Indenture Estate of the principal of and interest on such Secured Note on the dates and as specified in such Secured Note, and to institute suit against the Grantor Trustee for the enforcement of any such payment, subject to
Section 2.02, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.11. Limitation on Suits by Holders. A Holder may pursue a remedy under this Indenture or under a Secured Note only if:

             (i) the Holder gives to the Indenture Trustee written notice of a continuing Indenture Event of Default under this Indenture;

             (ii) the Holders of at least 25 percent (25%) of the Outstanding principal amount of the Secured Notes instruct the Indenture Trustee to pursue the remedy;

             (iii) such Holder or Holders offer to the Indenture Trustee indemnity satisfactory to the Indenture Trustee against any loss, liability or expense to be, or which may be, incurred by the Indenture Trustee in pursuing the remedy;

             (iv) the Indenture Trustee does not comply with the request within 60 days after receipt of the instructions and the offer of indemnity; and

             (v) during such 60-day period, a Majority in Interest of Holders do not give the Indenture Trustee an instruction inconsistent with the request.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

          SECTION 5.12. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under United States bankruptcy laws, as now or hereafter constituted, relative to the Grantor Trustee or the Lessee, if obligated on the Secured Notes, the Indenture Trustee (irrespective of whether the principal of the Secured Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Grantor Trustee or the Lessee, as the case may be, for the payment of overdue principal, Make-Whole Amount, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to file and prove a claim for the whole amount of principal (and the Make-Whole Amount, if any) and interest owing and unpaid in respect of the Secured Notes, to file such other papers or documents and to take such other actions, including participating as a member or otherwise in any official committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in such judicial proceeding.

                                  ARTICLE VI

                        DUTIES OF THE INDENTURE TRUSTEE

          SECTION 6.01. Certain Actions. If the Indenture Trustee shall have Actual Knowledge of any Indenture Event of Default or any Indenture Default or any failure on the part of the Lessee to make any payment of Rent when due or any Event of Loss or any other material fact relating to the Undivided Interest, the Indenture Trustee shall (a) give prompt telephonic notice (promptly confirmed in writing) to the Grantor Trustee, the Owner Participant and the Lessee and (b) within 90 days after obtaining such Actual Knowledge, mail to each Holder, notice of all Indenture Events of Default unless, in each case, such Indenture Event of Default has been remedied before the giving of such notice and the Indenture Trustee has Actual Knowledge that such Indenture Event of Default has been so remedied; provided, however, that the failure by the Indenture Trustee to provide such notice shall not invalidate any actions subsequently taken by the Indenture Trustee in connection with such Indenture Event of Default. Except in the case of a default in the payment of the principal or interest on any Secured Note, the Indenture Trustee shall be protected in withholding the notice required under clause (b) above if and so long as Responsible Officers of the Indenture Trustee in good faith determine that withholding such notice is in the interest of the Holders. Notwithstanding any other provision hereof, the Indenture Trustee shall not be required to make any determination of materiality pursuant to Section 5.02(c) or (d).

          SECTION 6.02. Action Upon Instructions. (a) The Indenture Trustee shall, upon the written instruction at any time and from time to time of a Majority in Interest of Holders of Notes, give such notice, consent or direction or exercise such right, remedy or power hereunder or under the Lease or any other agreement constituting part of the Indenture Estate as shall be specified in such instruction; provided, however, that nothing set forth in this Section 6.02(a) shall entitle the Holders to cause the Indenture Trustee to give any notice or exercise any right, power or remedy that is not elsewhere authorized by, or is otherwise restricted or prohibited by, this Indenture. If the Indenture Trustee shall not have received instructions as above provided within twenty (20) calendar days after mailing of the notice pursuant to Section 6.01 to the Holders, the Indenture Trustee may take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Indenture Default, Indenture Event of Default, Event of Loss or fact as it shall determine to be advisable and in the best interest of the Holders. If the Indenture Trustee receives any instructions after the expiration of the aforementioned twenty day period, the Indenture Trustee shall use its best efforts to conform any action being taken to comply with those instructions.

          (b) The Indenture Trustee shall not consent to the assignment by the Lessee of all or any material portion of its right, title and interest in, to and under the Lease, except (i) with respect to an assignment permitted under
Section 14.2 of the Lease or (ii) upon the written instruction at any time and from time to time of a Majority in

Interest of Holders of Notes. Nothing set forth herein shall be construed to permit such assignment without the consent of the Grantor Trustee or to adversely affect any right of the Grantor Trustee.

          SECTION 6.03. Release of Lien of Indenture. (a) Release of Indenture Estate. Upon satisfaction of the conditions for termination of this Indenture set forth in Section 10.01, the Indenture Trustee, upon the written request of the Grantor Trustee, shall execute and deliver to, or as directed by, the Grantor Trustee, all appropriate instruments (in due form for recording or filing) releasing the Indenture Estate from the Lien of this Indenture, and the Indenture Trustee shall pay all moneys or other properties or proceeds held by it under this Indenture to the Grantor Trustee and shall give notice to the Lessee of such payment. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(a) shall be borne by the Lessee.

          (b) Release of the Undivided Interest Upon Transfer. Upon any transfer by the Grantor Trustee of the Lessor's Interest in the Undivided Interest or a Significant Portion thereof pursuant to Section 6.1, 7, 11.7(b) or 12 of the Lease or any retention by the Grantor Trustee of the Lessor's Interest in the Undivided Interest pursuant to Section 7 of the Lease and receipt by the Indenture Trustee of all amounts of Rent therefor that constituted a part of the Indenture Estate due and payable by the Lessee and the concurrent redemption of Secured Notes as set forth in Sections 3.02 and 4.02 and the payment of any other amounts then due and owing hereunder, the Indenture Trustee, upon the written request of the Grantor Trustee, shall execute and deliver to, or as directed by, the Grantor Trustee, all appropriate instruments (in due form for recording or filing) releasing the Undivided Interest or such Significant Portion, as the case may be, and the Grantor Trustee's interest therein and all other property solely relating thereto and then constituting a portion of the Indenture Estate (or if not solely relating thereto, but such other property can be reasonably partitioned without undue burden or delay, such other property), as the case may be, from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(b) shall be borne by the Lessee.

          (c) Release of Lien upon Full Payment of Secured Notes. Upon payment in full of the principal of and interest on and all other amounts due and payable under the Secured Notes, and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or, to the extent secured hereby, under any other Operative Document, the Indenture Trustee, upon the written request of the Grantor Trustee, shall execute and deliver to, or as directed by, the Grantor Trustee, all appropriate instruments (in due form for recording or filing) releasing the Undivided Interest, and the Lessor's Interest therein, and all other property relating thereto and then constituting a portion of the Indenture Estate from the Lien of this Indenture. The cost and expense associated with any action taken by the Indenture Trustee pursuant to the provisions of this Section 6.03(c) shall be borne by the Lessee.

          SECTION 6.04. Indemnification. The Indenture Trustee shall not be required to take any action or refrain from taking any action instructed to be taken or refrained from being taken pursuant to Section 6.02 or under Article V unless the Indenture Trustee shall have been offered reasonable security or indemnity against any liability (including without limitation environmental liability), cost or expense (including without limitation the reasonable fees and expenses of counsel) which may be incurred in connection therewith, other than any such liability, cost or expense which results from the willful misconduct or gross negligence of the Indenture Trustee or from the failure of the Corporate Indenture Trustee to exercise ordinary care in distributing funds in accordance with the terms of the Operative Documents. Except with respect to actions required by the first sentence of Section 6.01 hereof, the Indenture Trustee shall be under no obligation to take any action under this Indenture and nothing contained in this Indenture shall require the Indenture Trustee to expend or risk the Indenture Trustee's own funds or otherwise incur any financial liability or any other liability (including without limitation environmental liability) in the performance of any of the Indenture Trustee's duties hereunder or in the exercise of any of the Indenture Trustee's rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it. The Indenture Trustee shall not be required to take any action under Section 6.02 or Article V, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have reasonably determined or been advised in writing by its counsel that such action is contrary to the terms hereof or of any other Operative Document, or is contrary to applicable law.

          SECTION 6.05. No Implied Duties. Except during the continuance of an Indenture Event of Default known to the Indenture Trustee, the Indenture Trustee need perform only those duties as are specifically set forth in this Indenture and no others and no implied duties or obligations of the Indenture Trustee shall be read into this Indenture.

          SECTION 6.06. Duties to Remove Certain Liens. The Corporate Indenture Trustee and the Individual Indenture Trustee, each in its individual capacity, shall comply with Section 11.4(a) of the Participation Agreement.

          SECTION 6.07. No Action Except Under Operative Documents or Instructions. The Grantor Trustee and the Indenture Trustee agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Undivided Interest or any other part of the Indenture Estate except (a) in accordance with the terms of the Lease or the other Operative Documents or (b) in accordance with the powers granted to, or the authority conferred upon, the Grantor Trustee and the Indenture Trustee pursuant to the express terms of this Indenture and the Trust Agreement.

          SECTION 6.08. Certain Rights of the Grantor Trustee and the Owner Participant. Notwithstanding any provision in this Indenture to the contrary:

          (a) each of the Grantor Trustee and the Owner Participant shall have the right, to the exclusion of the Indenture Trustee, whether or not an Indenture Event of Default is continuing and whether or not the Indenture Trustee has foreclosed on the Lien of the Indenture, (i) to receive Excepted Payments, (ii) to demand, collect, sue for or give any notice of default or Lease Event of Default with respect to Excepted Payments, (iii) prior to the foreclosure of the Lien of the Indenture and subject to
     Section 5.03(c), to declare the Lease in default in respect of Excepted Payments, (iv) to enforce the payment of Excepted Payments due and payable to it by appropriate judicial proceedings and to exercise other remedies as provided under any Operative Document to the extent and with respect to any portion of the Indenture Estate which shall have been released pursuant to the terms of this Indenture and (v) to exercise all rights with respect to Credit Support (or any letter of credit that names the Owner Participant or the Lessor as a beneficiary or any surety bond issued to the Owner Participant or the Lessor), including the right to receive all payments with respect thereto and to amend, supplement, waive or modify any agreements constituting Credit Support (or any letter of credit that names the Owner Participant or the Lessor as a beneficiary or any surety bond issued to the Owner Participant or the Lessor); provided that the rights referred to in this Section 6.08(a)(iii) and (iv) shall not be deemed to include the exercise of any remedies provided for in Section 16 of the Lease other than the remedies provided in Section 16.1(g) of the Lease and the right to proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants or to recover damages for breach thereof;

          (b) at all times prior to the foreclosure of the Lien of the Indenture, whether or not an Indenture Event of Default is continuing, each of the Grantor Trustee and the Owner Participant shall have the right, but not to the exclusion of the Indenture Trustee, (i) to receive from the Lessee all notices, financial statements, certificates, opinions of counsel and other documents and information which the Lessee is permitted or required to give or furnish to the Grantor Trustee or the Owner Participant pursuant to the terms of any Operative Document, (ii) to retain all rights with respect to liability insurance which Section 13 of the Lease specifically confers upon the Grantor Trustee or the Owner Participant, or other insurance under Section 13.4 of the Lease purchased for the benefit of the Grantor Trustee or the Owner Participant (subject, however to the provisions of the definition of "Excepted Payments") and (iii) to exercise inspection rights pursuant to Section 10.7 of the Participation Agreement and Section 11.2 of the Lease;

          (c) prior to the foreclosure of the Lien of the Indenture and whether or not an Indenture Event of Default shall have occurred and be continuing, the Grantor Trustee shall have the right, to the exclusion of the Indenture Trustee, to adjust Basic Rent Percentages, Stipulated Loss Value Percentages and Termination Value Percentages and the Early Buy-Out Percentage pursuant to Section 4 of the Lease but subject to the limitations set forth in Section 3.5 of the Lease; and

          (d) So long as no Indenture Event of Default shall have occurred and be continuing (subject to Section 9.02), the Grantor Trustee shall retain (to the exclusion of the Indenture Trustee) all rights of the "Lessor" under the Lease, other than the Indenture Trustee's right to receive any funds assigned to the Indenture Trustee under the terms of this Indenture.

          SECTION 6.09. Filing of Financing and Continuation Statements. The Indenture Trustee shall, at the expense of the Grantor Trustee, execute and file any continuation or similar statement or document delivered to it by the Grantor Trustee or the Lessee in a form reasonably satisfactory to the Indenture Trustee and proper for filing.

          SECTION 6.10. Furnishing of Notices. The Indenture Trustee will furnish to the Grantor Trustee and the Owner Participant, promptly, but in any event within 30 days, upon receipt thereof, a duplicate or copy of each report, notice, request, demand, instruction, certificate, financial statement or other instrument furnished to the Indenture Trustee hereunder or under any other Operative Document, unless such report, notice, request, demand, instruction, certificate, financial statement or other instrument is required to be furnished directly to the Grantor Trustee or the Owner Participant under any Operative Document.

          SECTION 6.11. Taxes; Withholdings; Information Reporting. The Indenture Trustee shall exclude and withhold from each distribution of principal and interest and other amounts due hereunder or under the Secured Notes any and all withholding taxes applicable thereto as required by law. The Indenture Trustee agrees (a) to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Secured Notes or otherwise due hereunder, to withhold such taxes or charges and timely pay the same to the appropriate authority in the name of and on behalf of the Loan Participants, (b) that it will file any necessary withholding tax returns or statements when due and (c) that, as promptly as possible after the payment of such withheld amounts, it will deliver to each Loan Participant appropriate documentation showing the payment of such withheld amounts, together with such additional documentary evidence as such Loan Participants may reasonably request from time to time. The Indenture Trustee agrees to file any other information reports as it may be required to file under United States law. No withholding or action with respect thereto hereunder shall constitute or give rise to any Indenture Event of Default or any other claims against the Owner Participant or the Grantor Trustee. Any tax withheld by the Indenture Trustee pursuant to this
Section 6.11 shall be deemed for all purposes of this Indenture and the Secured Notes to have been paid to the Holder with respect to which such tax was withheld.

                                  ARTICLE VII

                 THE INDENTURE TRUSTEE AND THE GRANTOR TRUSTEE

          SECTION 7.01. Acceptance of Trusts and Duties. The Indenture Trustee accepts the duties hereby created and applicable to it and agrees to perform the same upon the terms and conditions set forth in this Indenture and the Participation Agreement. The Corporate Indenture Trustee further agrees to receive and disburse all moneys constituting part of the Indenture Estate in accordance with the terms hereof. The Indenture Trustee shall not be answerable or accountable in its individual capacity under any circumstances, except (a) for its willful misconduct or gross negligence, (b) for its failure to exercise and use the care and skill in safeguarding the security held by it pursuant to the terms hereof that a prudent person would exercise or use under the circumstances in the conduct of his own affairs, (c) in the case of the inaccuracy of any representations or warranties made by the Indenture Trustee in its individual capacity and contained in the Participation Agreement or any other Operative Document or referred to by reference in Section 7.03 hereof, (d) as provided in Sections 2.03 and 6.06, (e) for any Tax based on or measured by any fees, commissions or compensation received by it for acting as trustee hereunder, or (f) except as otherwise expressly provided herein for its failure to use reasonable care in disbursing funds in accordance with the terms hereof.

          SECTION 7.02. Absence of Duties Except as Specified. Except in accordance with written instructions furnished pursuant to Section 6.01 or 6.02, and except as provided in, and without limiting the generality of, Sections 6.04, 6.05, 6.06 and 6.07, the Indenture Trustee shall have no duty (a) to record or file the Lease or this Indenture or any other document, or to maintain any such recording or filing, or to rerecord or refile any such document, (b) to effect or maintain any insurance required under the Lease with respect to the Undivided Interest, whether or not the Lessee shall be in default with respect thereto, (c) to discharge any Lien of any kind against any part of the Trust Estate (including the Louisiana Trust Estate) or the

Indenture Estate, or (d) to inspect the Undivided Interest at any time, or to ascertain or inquire as to the performance or observance of any of the Lessee's covenants pursuant to the terms of the Lease.

          SECTION 7.03. No Representations or Warranties. NEITHER THE GRANTOR TRUSTEE NOR THE INDENTURE TRUSTEE MAKES (IN ITS INDIVIDUAL OR TRUST CAPACITY)
(a) ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AS TO THE VALUE, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, OPERATION, CONSTRUCTION, PERFORMANCE, DESIGN OR CONDITION OF THE PRODUCTION SYSTEM OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE, TITLE TO THE PRODUCTION SYSTEM OR ANY COMPONENT OF THE PRODUCTION SYSTEM, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTION SYSTEM, OR ANY COMPONENT OF THE PRODUCTION SYSTEM, or (b) any representation or warranty as to the validity, legality or enforceability of this Indenture, any of the other Operative Documents or the Secured Notes, or as to the correctness of any statement contained in any thereof, except as set forth in Sections 8 and 9 of the Participation Agreement and Section 7.3 of the Trust Agreement.

          SECTION 7.04. No Segregation of Moneys; No Interest; Investments. Any moneys paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Holders, the Lessee or the Grantor Trustee shall be deposited in a separate, interest bearing cash collateral account; provided that any payments received or applied hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Any amounts held by the Indenture Trustee pursuant to the express terms of this Indenture or any other Operative Document shall be invested and reinvested by the Indenture Trustee from time to time in Permitted Investments at the direction of (i) the Lessee if such amounts would be payable to the Lessee upon satisfaction of any applicable conditions; or (ii) the Owner Participant in the case of the remaining portion of such amounts; provided, however, that in the event there shall be continuing any Indenture Event of Default such directions may be given exclusively by a Majority in Interest of Holders of Notes. The Indenture Trustee shall have no liability for any loss resulting from any investment required to be made hereunder other than by reason of its own willful misconduct or negligence in failing to comply with such instructions. Any net income or gain realized as a result of any such investment or reinvestment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof. Any

Permitted Investment may be sold or otherwise reduced to cash (without regard to maturity) by the Indenture Trustee whenever necessary to make any application as required by the terms of this Indenture or of any applicable Operative Document.

          SECTION 7.05. Reliance; Agents; Advice of Counsel. Neither the Grantor Trustee nor the Indenture Trustee (in their respective individual or trust capacities for the purposes of this Section 7.05) shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. Either of the Grantor Trustee or the Indenture Trustee may accept a copy of a resolution of the Board of Directors or other governing body of any party to the Participation Agreement or other Operative Agreement, certified by the Secretary or any Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to any fact or matter relating to the Lessee the manner of ascertainment of which is not specifically described herein, the Grantor Trustee and the Indenture Trustee may for all purposes hereof rely on an Officer's Certificate of the relevant party as to such fact or matter, and such Officer's Certificate shall constitute full protection to the Grantor Trustee or the Indenture Trustee (in its individual or trust capacities), as the case may be, for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Grantor Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action to be taken by the Grantor Trustee pursuant to the provisions hereof, and shall not inquire into the authorization of the Grantor Trustee with respect thereto. The Grantor Trustee shall assume, and shall be fully protected in assuming, that the Indenture Trustee is authorized to enter into this Indenture and to take all action to be taken by the Indenture Trustee pursuant to the provisions hereof, and shall not inquire into the authorization of the Indenture Trustee with respect thereto. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and at the expense of the Indenture Estate may consult with counsel, accountants and other skilled Persons to be selected and retained by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or written opinion of any such counsel, accountant or other skilled Person acting within such Person's area of competence (so long as the Indenture Trustee shall have exercised due care in selecting such Person).

          SECTION 7.06. No Compensation from Holders or Indenture Estate. Notwithstanding any other provision hereof, the Indenture Trustee shall have no right against the Holders, the Grantor Trustee, the Owner Participant or, except as otherwise provided in Section 4.03, the Indenture Estate for any fee as compensation for its services hereunder.

          SECTION 7.07. Right of the Indenture Trustee to Perform Covenants, Etc. If the Grantor Trustee or the Lessee shall fail to make any payment or perform any act required to be made or performed by it hereunder or under any Operative Document to which it is a party or if the Grantor Trustee or the Lessee shall fail to release any Lien affecting the Indenture Estate which it is required to release by the terms of this Indenture or any other Operative Document to which it is a party, the Indenture Trustee, after notice to and demand upon the Grantor Trustee or the Lessee and affording the Grantor Trustee and the Lessee a reasonable opportunity to cure, and without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account of and at the expense of the Indenture Estate, and may enter upon any property for such purpose and take all such action with respect thereto as, in the Indenture Trustee's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction. All sums so paid by the Indenture Trustee and all costs and expenses including taxes (other than taxes based upon or measured by or determined by the income of the Indenture Trustee (including, without limitation, legal fees and expenses of counsel of its selection) so incurred, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

          SECTION 7.08. Moneys for Payments in Respect of Notes to be Held in Trust. In case the Holder of any Secured Note shall fail to present the same for payment on any date on which the principal thereof becomes payable, the Indenture Trustee may set aside in trust the moneys then due thereon uninvested and shall pay such moneys to any Holder of such Secured Note upon due presentation for surrender thereof in accordance with the provisions of this Indenture, subject to the provisions of Section 7.09.

          SECTION 7.09. Disposition of Moneys Held for Payments of Notes. Any money set aside under Section 7.08 and not paid to Holders under Section 7.08 shall be held by the Indenture Trustee in trust until the latest of (a) the date three years after the date of such setting aside, (b) the date all other Holders (other than other Holders for which the Indenture Trustee is holding such moneys pursuant to Section 7.08) of the Secured Notes shall have received full payment of all principal of and interest and other sums payable to them on such Secured Notes or the Indenture Trustee shall hold (and shall have notified such Persons that it holds) in trust an amount sufficient to make full payment thereof when due, and (c) the date the Grantor Trustee shall have fully performed and observed all its covenants and obligations contained in this Indenture with respect to the Secured Notes; and thereafter shall be paid to the Grantor Trustee by the Indenture Trustee who then shall be released from all further liability with respect to such moneys, and thereafter the

Holders of the Secured Notes in respect of which such moneys were so paid to the Grantor Trustee shall have no rights in respect thereof except to obtain payment of such moneys from the Grantor Trustee.

                                 ARTICLE VIII

                  SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES

          SECTION 8.01. Notice of Successor Grantor Trustees. In the case of any appointment of a successor to the Grantor Trustee pursuant to the Trust Agreement, or any merger, conversion or consolidation or transfer of substantially all of the corporate trust business of the Grantor Trustee, the successor Grantor Trustee shall give prompt written notice thereof to the Indenture Trustee.

          SECTION 8.02. Resignation of Indenture Trustee; Appointment of Successor. (a) The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least thirty (30) days prior written notice to the Grantor Trustee, the Owner Participant, the Lessee and each Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee as provided in Section 8.02(b); provided such resignation has no material effect on the Indenture Estate. In addition, a Majority in Interest of Holders of Notes may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Grantor Trustee, the Owner Participant, the Lessee and the Indenture Trustee, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee as provided in Section 8.02(b). In the case of the resignation or removal of the Indenture Trustee, the Grantor Trustee may appoint a successor Indenture Trustee reasonably satisfactory to the Owner Participant. If a successor Indenture Trustee shall not have been appointed within thirty (30) days of such notice of resignation or removal, the Indenture Trustee, the Grantor Trustee, the Owner Participant, the Lessee or a Majority in Interest of Holders may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee qualified under Section 8.02(c) to act until such time, if any, as a successor shall have been appointed as above provided in this Section
8.02. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided in this Section 8.02.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Grantor Trustee and to the predecessor Indenture Trustee (with a copy to each Holder) an instrument accepting such appointment, and shall give the Owner Participant, the Holders and the Lessee written notice of such acceptance. Upon the execution and delivery of such instrument, such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder with like effect as if originally named the Indenture Trustee herein.

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

Notwithstanding and without limiting the foregoing, the predecessor Indenture Trustee, upon the written request of the successor Indenture Trustee, shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder.

          (c) There shall at all times be a Corporate Indenture Trustee hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, subject to supervision or examination by Federal or State authority, having a combined capital and surplus of at least $100,000,000, regularly engaged in or having expertise in leveraged leasing. If such bank or trust company publishes reports of condition at least annually, pursuant to applicable law or to the requirements of the aforesaid supervising or examining authority, then for purposes hereof the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (d) Any corporation into which the Corporate Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Corporate Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Corporate Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 8.02, be the Corporate Indenture Trustee under this Indenture without further act.

          SECTION 8.03. Co-Trustees and Separate Trustees. (a) In order to comply with the provisions of La. R.S. 9:1783 and other provisions of Louisiana law (to the extent the same may be applicable), the Corporate Indenture Trustee and the Grantor Trustee hereby appoint Frederick W. Clark, a resident of the State of New York, as the Individual Indenture Trustee hereunder. For such purposes, the Individual Indenture Trustee shall act as mortgagee, assignee and secured party solely with respect to that portion of the Indenture Estate subject to the laws of the State of Louisiana and as to which the Corporate Indenture Trustee is not qualified to act as mortgagee, assignee or secured party under such laws (the "Louisiana Indenture Estate"). Further, if at any time (i) the Grantor Trustee or any Holder shall have notified the Indenture Trustee in writing that it shall be necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien of this Indenture, (ii) the Indenture Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Holders, or (iii) a Majority in Interest of Holders of Notes in writing shall so request the Indenture Trustee and the Grantor Trustee, in each case the Indenture Trustee and the Grantor Trustee shall notify the Lessee in writing of such event and shall execute and deliver all instruments and agreements necessary or proper either (x) to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee and the Grantor Trustee, either to act as co-trustee or co-trustees of all or any portion of the Indenture Estate, jointly with the Indenture Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such portion of the Indenture Estate in each case with such rights, powers, duties and obligations as may be provided in such supplemental indenture or such instrument of appointment as the Indenture Trustee or a Majority in Interest of Holders of Notes may deem necessary or advisable, or (y) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional or separate trustee, subject in each case to the remaining provisions of this Section 8.03. In the event that the Grantor Trustee shall not have joined in the execution of such instruments and agreements within fifteen (15) days after the receipt of a written request from the Indenture Trustee to do so, or if an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section 8.03 without the concurrence of the Grantor Trustee; and the Grantor Trustee hereby appoints the Indenture Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 8.03(a) in either of such contingencies. The Indenture Trustee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such co-trustee(s) or separate trustee(s) or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such co-trustee(s) or separate trustee(s). In case any co-trustee(s) or separate trustee(s) appointed under this Section 8.03(a) shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such co-trustee(s) or separate trustee(s) shall revert to and shall vest in and may be exercised by the Indenture Trustee, to the extent permitted by law, until a successor, additional or separate trustee is appointed as provided in this Section 8.03(a). The reasonable cost and expense of any action taken by the Indenture Trustee or the Grantor Trustee pursuant to this
Section 8.03(a) shall be borne by the Lessee; provided that the Lessee has received the notice referred to herein.

          (b) The Individual Indenture Trustee shall accept the benefits of the mortgages, assignments and security interest granted herein to the extent the same cover and affect the Louisiana Indenture Estate and, in such capacity, shall have full power and authority to foreclose the Lien hereof to the extent the same covers and affects the Louisiana Indenture Estate subject to the terms and provisions hereof; provided, further, that to the extent permitted from time to time by Louisiana law, the Individual Indenture Trustee shall confer with and obtain the concurrence of the Corporate Indenture Trustee prior to taking any such action. Every other co-trustee and separate trustee hereunder and, to the extent not inconsistent with the immediately preceding sentence, the Individual Indenture Trustee, shall, to the extent permitted by law and except as otherwise expressly provided in any Operative Document, be appointed and act, and the Indenture Trustee and its successors shall act, subject to the following provisions and conditions:

             (i) the Secured Notes shall be authenticated and made available for delivery by the Corporate Indenture Trustee, and all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, control, payment and management of moneys, papers or securities, shall be exercised, solely by the Indenture Trustee;

             (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee or co-trustees or separate trustee or trustees jointly, except to the extent that under any applicable law or in any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or co-trustees or separate trustee or trustees; but subject to the same limitations in any exercise of his, her or its power and authority as those to which the Indenture Trustee is subject under the terms of this Indenture;

             (iii) notwithstanding anything herein contained to the contrary, no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or co-trustees or separate trustee or trustees, except jointly with, or with consent in writing of, the Indenture Trustee;

             (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

             (v) the powers of any co-trustee(s) or separate trustee(s) appointed pursuant to this Section 8.03 shall not in any case exceed those of the Indenture Trustee hereunder; and

             (vi) the Grantor Trustee and the Indenture Trustee, at any time, by an instrument in writing executed by them jointly, may remove any such trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such co-trustee or co-trustees or separate trustee or trustees, as the case may be. In the event that the Grantor Trustee shall not have joined in the execution of any such instrument within fifteen (15) days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have the power to remove any such co-trustee or separate trustee and to appoint a successor co-trustee or separate trustee without the concurrence of the Grantor Trustee. In the event that the Indenture Trustee alone shall have appointed a separate trustee or trustees or co-trustee or co-trustees as above provided in this Section 8.03, it may at any time, by an instrument in writing, remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee so removed to be appointed by the Grantor Trustee and the Indenture Trustee, or by the Indenture Trustee alone, as provided in this Section 8.03.

                                  ARTICLE IX

       SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE AND OTHER DOCUMENTS

          SECTION 9.01. Indenture Supplements Without Consent of Holders. The Grantor Trustee and the Indenture Trustee, without the consent of any Holder and at any time and from time to time, may enter into one or more amendments or supplements to this Indenture, in form satisfactory to each of the Grantor Trustee and Indenture Trustee, for any of the following purposes:

          (a) to subject to the Lien of this Indenture additional property constituting part of the Indenture Estate pursuant to a supplement to this Indenture;

          (b) to correct or amplify the description of any property at any time subject to the Lien of this Indenture;

          (c) to add to the covenants of the Grantor Trustee for the benefit of the Holders or to surrender any right or power herein conferred upon the Grantor Trustee, the Owner Participant or the Lessee;

          (d) to cure any ambiguity, to correct or supplement any provision herein or in the Secured Notes which may be defective or inconsistent with any other provisions of this Indenture, provided that such action shall not adversely affect the interests of any Holder;

          (e) to provide for the assumption by the Lessee of the obligations of the Grantor Trustee hereunder in accordance with the terms and conditions applicable thereto specified in Section 3.04, including without limitation, such amendments to Exhibit C as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof (provided that such amendments to Exhibit C shall not adversely affect the interests of the Loan Participants);

          (f) to evidence the succession of a new Grantor Trustee in accordance with the Trust Agreement or the succession of a new Indenture Trustee hereunder or the appointment or removal of any co-trustee or separate trustee thereunder or hereunder;

          (g) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Loan Participants;

          (h)  to add to the rights of the Loan Participants;

          (i) to include on the Secured Notes any legend as may be required by law; or

          (j) to provide for the establishment and issuance of (i) Additional Notes pursuant to Section 14 of the Participation Agreement or Section 2.08 or (ii) Refunding Secured Notes in connection with a refunding or refinancing pursuant to Section 15 of the Participation Agreement or
     Section 3.05.

          SECTION 9.02. Supplements and Amendments to Indenture with Consent of Holders of Notes. (a) Without the consent of a Majority in Interest of Holders of Notes, the respective parties to the Trust Agreement and the Operative Documents (other than the Tax Indemnity Agreement, the Letter of Credit and the Reimbursement Agreement) may not modify, amend or supplement any of such agreements, or give any consent, waiver, authorization or approval thereunder in each case other than with respect to matters relating solely to Excepted Payments, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder; provided, however, that the actions specified in Section 9.02(c) may be taken without the consent of the Indenture Trustee or any Holder.

          (b) Except as provided in Section 9.01 or 9.02(c) or 9.02(d), at any time and from time to time, with the consent of a Majority in Interest of Holders of Notes and upon the written request of the Grantor Trustee, the Indenture Trustee (x) shall execute an amendment or supplement to this Indenture for the purpose of adding provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, or (y) shall execute an amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, the Participation Agreement, or (z) shall consent to any amendment or supplement to, or give a consent, waiver, authorization or approval, for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of, any of the other Operative Documents; provided, however, that no such amendment or supplement to this Indenture, or consent, waiver, authorization, approval, amendment or supplement to the Participation Agreement or any such other Operative Document (whether pursuant to subsection (a) or (c) of this Section 9.02, and anything in such subsections or elsewhere in this Indenture to the contrary notwithstanding) shall, without the consent of each Holder of a Secured Note then Outstanding:

             (i) change the stated maturity of the principal of, or any installment of interest on, or any mandatory or optional repayment, purchase or redemption provision with respect to, any Secured Note, or change the principal amount thereof or any other amount payable in respect thereof or reduce the Make-Whole Amount, if any, or interest thereon, or change the place of payment where, or the coin or currency in which, any Secured Note or the interest thereon is payable;

             (ii) permit the creation of any Lien on the Indenture Estate not otherwise permitted hereunder or deprive any Holder of the benefit of the Lien of this Indenture upon the Indenture Estate, or any portion thereof, for the security of its Secured Notes;

             (iii) change the percentage of the aggregate principal amount of Secured Notes required to take or approve any action hereunder or under any other Operative Document;

             (iv) modify the definitions of "Indenture Default", "Indenture Event of Default", "Majority in Interest of Holders of Notes", "Lease Default" or "Lease Event of Default";

             (v) modify the order of priorities in which distributions are to be made under Article IV;

             (vi) reduce the amount or change the time of any payment of Basic Rent, Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value, except as expressly permitted pursuant to the terms of the Lease or the Participation Agreement as executed on the date hereof, so that such payments would be insufficient to pay principal of and interest on the outstanding Secured Notes as they become due hereunder, or change any of the circumstances under which Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value is payable or reduce the amount or change the time or any of the circumstances of payment of Supplemental Rent pursuant to Section 3.2(b) of the Lease;

             (vii)  [Intentionally Omitted];

             (viii) modify, amend or supplement any of the provisions of this
     Section 9.02;

             (ix) modify, amend or supplement the Lease, or consent to any assignment of the Lease (other than an assignment pursuant to Section 14.2 of the Lease), in either case releasing the Lessee from its obligations in respect of the payment of Basic Rent, Stipulated Loss Value, Early Buy-Out Purchase Price or Termination Value, or changing the absolute and unconditional character of such obligations as set forth in Section 3.6 of the Lease; or

             (x) adversely affect any indemnities in favor of any Holder as provided pursuant to the terms of any Operative Document, except as may be consented to by each Person adversely affected thereby.

          (c) Notwithstanding anything to the contrary contained in Section 9.02(b) (except as provided in the proviso to Section 9.02(b)), (x) without the necessity of the consent of any of the Holders or the Indenture Trustee, the Grantor Trustee may and (y) in the case of clauses (iii) and (iv) of this
Section 9.02(c), without the consent of any of the Holders, the Indenture Trustee may:

             (i) so long as no Indenture Event of Default shall have occurred and be continuing, modify, amend or supplement the Lease, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Grantor Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Lease as originally executed: Section 2 (if the result thereof would be to shorten the term of the Lease to a period shorter than the period ending with the maturity date of the Secured Notes), Section 3.1, 3.2, Section 3.3, Section 3.5, Section 3.6, Section 6,
     Section 7 (except that the procedures for soliciting bids may be modified and further restrictions may be imposed on the ability of the Lessee to terminate the Lease pursuant to such Section 7), Section 9.1, Section 10, Sections 11.1 through 11.7 (other than Section 11.5(c)), Section 12,
     Section 13 (except that additional insurance requirements may be imposed on the Lessee), Section 14, Section 15, Section 16, Section 18.1, Section 19.3 and any definition of terms used in the Lease, to the extent that any modification of such definition would result in a modification of the Lease not permitted pursuant to this Section 9.02(b), provided that, subject to the next proviso, in the event an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall have all rights of the Grantor Trustee as "Lessor" under the Lease to modify, amend or supplement the Lease or give any consent, waiver, authorization or approval thereunder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the "Lessor" thereunder; provided further that, without the prior consent of the Grantor Trustee and the Owner Participant, and subject to the Indenture Trustee's rights to exercise remedies under Section 16 of the Lease without the prior consent of the Grantor Trustee, whether or not an Indenture Event of Default shall have occurred and be continuing, no such action shall be taken with respect to any of the provisions of Sections 1 (if any modification of a definition contained therein would result in a modification of the Lease not permitted by this proviso), 2, 3, 4, 5, 6, 7, 8, 10, 11, 12, 13 (except to increase the amounts or types of insurance the Lessee must provide thereunder at its expense), 14, 15, 16, 17, 18 and 19 of the Lease, or any other Section of the Lease to the extent such action shall affect the amount or timing of any amounts payable by the Lessee under the Lease as originally executed (or as subsequently modified with the consent of the Grantor Trustee) which, absent the occurrence and continuance of an Indenture Event of Default, would be distributable to the Grantor Trustee or the Owner Participant under Article IV;

             (ii) modify, amend or supplement the Trust Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Grantor Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Trust Agreement as originally executed: Section 1, Section 3.2, Section 3.3, Section 5.1, Section 9.1, Section 10, Section 11.1, Section 12.7 and any definition of terms used in the Trust Agreement, to the extent that any modification of such definition would result in a modification of the Trust Agreement not permitted pursuant to this Section 9.02(c), and in each case only to the extent any such action shall adversely impact the interests of the Holders;

             (iii) modify, amend or supplement the Participation Agreement, or give any consent, waiver, authorization or approval with respect thereto, except that without compliance with Section 9.02(b), the Grantor Trustee and the Indenture Trustee shall not modify, amend or supplement, or give any consent, waiver, authorization or approval for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the respective parties thereunder, with respect to the following provisions of the Participation Agreement as originally executed: Section 2, Section 3,
     Section 4, Section 5, Section 6, Section 8, Section 10 (other than an amendment to add to the covenants of the Lessee),

     Section 11.1, Section 11.2, Section 11.4, Section 11.6, Section 12 (insofar as such Section 12 relates to the Indenture Trustee, the Indenture Estate and the Holders) and, to the extent the Loan Participants would be adversely affected thereby, Section 15 and Section 16 and any definition of terms used in the Participation Agreement to the extent that any modification of such definition would result in a modification of the Participation Agreement not permitted pursuant to this Section 9.02(c); and

             (iv) modify, amend or supplement any of said agreements in order to cure any ambiguity, to correct or supplement any provisions thereof which may be defective or inconsistent with any other provision thereof or of any provision of this Indenture, or to make any other provision with respect to matters or questions arising thereunder or under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided the making of any such other provision shall not adversely affect the interests of the Holders unless such provision corrects a mistake or cures an ambiguity.

          (d) The Indenture Trustee, without the consent of any Holder and at any time and from time to time, may enter into one or more amendments or supplements to the Participation Agreement, in form satisfactory to the Indenture Trustee, for any of the following purposes:

             (i) to add to the covenants of any other party thereto for the benefit of the Indenture Trustee or the Holders or to surrender any right or power therein conferred upon any other party thereto;

             (ii) to cure any ambiguity, or to correct or supplement any provision therein which may be defective or inconsistent with any other provisions thereof, provided that such action shall not adversely affect the interest of any Holder;

             (iii) to provide for the assumption by the Lessee of the obligations of the Grantor Trustee under this Indenture in accordance with the terms and conditions applicable thereto specified in Section 3.04, including without limitation, such amendments to Exhibit C to this Indenture or the Participation Agreement as may be necessary or desirable in order to effectuate such assumption and accomplish the purposes thereof (provided that such amendments to such Exhibit C or the Participation Agreement shall not adversely affect the interests of the Loan Participants);

             (iv) to evidence the succession of a new Grantor Trustee in accordance with the Trust Agreement or the succession of a new Indenture Trustee hereunder or the appointment or removal of any co-trustee or separate trustee thereunder or hereunder;

             (v) to make any other provisions with respect to matters or questions arising under the Participation Agreement so long as such action shall not adversely affect the interests of the Loan Participants;

             (vi) to add to the rights of the Indenture Trustee or the Holders; or

             (vii) to provide for the establishment and issuance of (1) Additional Notes pursuant to Section 14 of the Participation Agreement or
     Section 2.08 or (2) Refunding Secured Notes in connection with a refunding or refinancing pursuant to Section 15 of the Participation Agreement or
     Section 3.05.

          (e) It shall not be necessary for Holders to approve the particular form of any proposed amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification of any other Operative Document, but it shall be sufficient if such action shall approve the substance thereof.

          SECTION 9.03. Execution of Indenture Supplement, Amendments, Etc. In executing or accepting the additional trusts created by any amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, each of the Indenture Trustee and the Grantor Trustee shall be entitled to receive, and (subject to Section 6.01 and Section 6.02) shall be fully protected in relying upon, an opinion of independent counsel stating that the execution of such amendment or supplement to this Indenture, or of such amendment, consent, waiver or modification, is authorized or permitted by this Indenture. Either of the Indenture Trustee or the Grantor Trustee may, but shall not be obligated to, enter into any such amendment or supplement to this Indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04. Effect of Indenture Supplement. Upon the execution of any amendment or supplement to this Indenture pursuant to this Article IX, this Indenture shall be modified in accordance therewith, and such amendment or supplement shall form a part of this Indenture for all purposes; and every Holder of a Secured Note theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 9.05. Reference in Secured Notes to Indenture Supplements. Secured Notes authenticated and delivered after the execution of any amendment or supplement pursuant to this Article IX may, and shall if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplement. If the amendment or supplement to this Indenture shall so provide, new Secured Notes so modified as to conform, in the opinion of the Indenture Trustee and the Grantor Trustee, to any such amendment or supplement may be prepared and executed by the Grantor Trustee and authenticated and delivered by the Corporate Indenture Trustee in exchange for outstanding Secured Notes.

          SECTION 9.06. Notices of Indenture Supplements and Amendments, Etc. Promptly after the execution by the Grantor Trustee and the Indenture Trustee of any amendment or supplement to this Indenture, or any amendment, consent, waiver or other modification pursuant to the provisions hereof, the Indenture Trustee shall send a conformed copy of such instrument to each Holder, the Lessee, the Grantor Trustee and the Owner Participant but the failure of the Indenture Trustee to send such a conformed copy shall not impair or affect the validity of such document.

          SECTION 9.07. Lessee Rights. Without the consent of the Lessee, no amendment or supplement to this Indenture or amendment, waiver or other modification of any provision of this Indenture shall alter or modify the provisions of Section 5.09 or this Section 9.07.

                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01. Termination of Indenture. This Indenture and the trusts created hereby shall terminate, and this Indenture shall be of no further force or effect, upon the payment in full of the principal of and interest on and all other amounts due and payable under all Secured Notes and all other amounts due and payable to any Holder or the Indenture Trustee hereunder or, to the extent secured hereby, under any other Operative Document. The foregoing shall not impair any rights of a Holder in respect of indemnification or other claims which may be available against any party under the terms of any other Operative Document. Except as otherwise provided in the preceding sentence, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.02. No Legal Title to Indenture Estate in Holders. No Holder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Secured Note or other right, title and interest of any Holder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Holder or any successor or transferee of such Holder to an accounting or to the transfer to it of any legal title to any part of the Indenture Estate.

          SECTION 10.03. Power of Attorney. The Grantor Trustee does hereby constitute the Indenture Trustee its true and lawful attorney-in-fact, irrevocably and coupled with the interest of the Indenture Trustee created by this Indenture, so long as any Secured Notes are

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Outstanding and so long as there are any other amounts due hereunder, under any other Operative Documents, or under the Secured Notes, with full power (in the name of and as attorney-in-fact for the Grantor Trustee or otherwise) to ask for, require, demand and receive any and all moneys and claims for moneys, and all other property, which now or hereafter constitutes part of the Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and, to the extent permitted or contemplated by the Indenture or the other Operative Documents, to file any claims or to take any action, or to institute any proceedings, which the Indenture Trustee may deem to be necessary or advisable in the premises. The Grantor Trustee has directed the Indenture Trustee to make all necessary conveyances, assignments, transfers and deliveries of the Indenture Estate and any rights hereunder pursuant to the provisions of this Indenture, and for that purpose the Indenture Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, and the Grantor Trustee hereby ratifies and confirms all that the Indenture Trustee, acting as its attorney, or any such substitute, shall lawfully do by virtue hereof and whether pursuant to the exercise of any remedies hereunder or otherwise.

          SECTION 10.04. Regarding the Grantor Trustee. (a) Except as expressly provided herein, all and each of the representations, warranties, undertakings and agreements herein made on the part of the Grantor Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding the Grantor Trustee personally but are made and intended for the purpose of binding only the Trust Estate (including the Louisiana Trust Estate), and this Indenture is executed and delivered by the Grantor Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by, or at any time shall be enforceable against, the Grantor Trustee or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Grantor Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Indenture Trustee; provided, however, that
(a) the Indenture Trustee or any Person claiming by, through or under it, making claim hereunder, may subject to the terms and conditions hereof, look to the Indenture Estate for satisfaction of such liability or responsibility and (b) the Corporate Grantor Trustee and the Individual Grantor Trustee or its respective successor in trust, as applicable, shall be personally liable, jointly and severally, for its own and the Individual Grantor Trustee's gross negligence and willful misconduct and for the matters described in clauses (i) through (v) of the last sentence of Section 7.1 of the Trust Agreement. Subject to the terms and conditions hereof, each time a successor Grantor Trustee is appointed in accordance with the terms of the Trust Agreement, such successor Grantor Trustee shall, without further act, succeed to all the rights, duties, immunities and obligations of its predecessor Grantor Trustee hereunder and under the other Operative Documents, and the predecessor Grantor Trustee shall be released from all

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further duties and obligations hereunder and under the other Operative
Documents, all without the necessity of any consent or approval by the Indenture Trustee and without in any way altering the terms of this Indenture or such other Operative Documents or the obligations of the Indenture Trustee hereunder or thereunder.

          (b) As to the aggregate unpaid principal amount of Secured Notes Outstanding as of any date, the Grantor Trustee may rely on an Officer's Certificate of the Corporate Indenture Trustee.

          SECTION 10.05. Notices. All communications, notices and consents provided for in this Indenture shall be in writing and shall be given in the manner, and shall become effective in accordance with Section 17.3 of the Participation Agreement.

          SECTION 10.06. Severability of Provisions. Any provision of this Indenture which may be determined by competent authority to be invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall negotiate in good faith to replace such provision with an appropriate legal provision. To the extent permitted by applicable law, the parties hereto waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

          SECTION 10.07. No Oral Modification or Continuing Waivers. No term or provision of this Indenture or the Secured Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or the person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof or of any Secured Note shall be effective only in the specific instance and for the specific purpose given.

          SECTION 10.08. Successors and Assigns. All covenants and agreements contained herein shall be binding upon each of the parties hereto and their respective successors and permitted assigns, and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder shall bind the successors and assigns of such Holder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except as otherwise provided in or permitted by this Indenture. Each Holder by its acceptance of a Secured Note agrees to be bound by this Indenture and all provisions of the Operative Documents applicable to it.

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          SECTION 10.09.  Headings; Table of Contents. The division of this
Indenture into Articles, Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

          SECTION 10.10. Normal Commercial Relations. Notwithstanding anything contained in this Indenture to the contrary, any Participant, the Indenture Trustee, the Grantor Trustee, or bank or other affiliate of any such Person may conduct any banking or other financial transactions and have banking or other commercial relationships with the Lessee, fully to the same extent as if this Indenture were not in effect.

          SECTION 10.11. Governing Law. THIS INDENTURE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES EXCEPT TO THE EXTENT THAT THE INTERNAL LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE.

          SECTION 10.12. Execution. This Indenture may be executed in separate counterparts by the parties hereto, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 10.13. Security Agreement. This Indenture shall constitute a security agreement and, in addition to all other rights of the Indenture Trustee hereunder, the Indenture Trustee shall have for the benefit of the Holders all of the rights conferred upon secured parties by the UCC and any other similar legislation as from time to time in effect in any applicable jurisdiction.

          SECTION 10.14. Benefits of Indenture. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the parties hereto, the Holders and (to the extent expressly provided herein) the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Indenture or the Secured Notes, and this Indenture shall be held for the sole and exclusive benefit of the parties hereto, the Holders and (to the extent expressly provided herein) the Owner Participant.

          SECTION 10.15. Personal Property. Notwithstanding the recording of this Indenture in the mortgage records of St. Mary Parishes, Louisiana, it is intended by the parties hereto that, the Undivided Interest and every portion thereof is moveable or personal property, and shall remain moveable or personal property, to the maximum extent permitted by law. To the maximum extent permitted by law, the parties agree that the Undivided Interest shall constitute moveable or personal

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

property and shall not become fixtures or otherwise become part of the real estate or immovable property underneath the Production System.

          SECTION 10.16. Individual Indenture Trustee. The Individual Indenture Trustee signs this Indenture to accept the duties and responsibility granted hereunder.

          SECTION 10.17.  Special Louisiana Provisions.

          (a) The assignment of Lease and Rent provided in this Indenture is made pursuant to La. R.S. 9:4401 et seq.

          (b) Pursuant to the provisions of La. R.S. 9:5301 et seq., each of the Holders has appointed the Indenture Trustee as agent, fiduciary and mortgagee in the exercise of all of the Holder's rights and remedies under this Indenture.

          (c) The Secured Notes and other Indenture Indebtedness have not been paraphed for identification with this Indenture.

          (d) The taxpayer identification number of the Corporate Grantor Trustee is 51-6506274, and the taxpayer identification number of the Individual Grantor Trustee is 221-228535. The taxpayer identification number of the Corporate Indenture Trustee is 13-5160382 and the taxpayer identification number of the Individual Indenture Trustee is 156-343716.

          (e) The maximum amount of the Indenture Indebtedness that this Indenture (including the assignment of Lease and Rent contained herein) secures that may be outstanding at any time and from time to time is fixed at $1,000,000,000, and the maximum amount which the Indenture Trustee or the Holders may claim for damages that the Indenture Trustee or the Holders may suffer from a breach of any covenant, condition or agreement secured by this Indenture (other than for the payment of money) is fixed at $1,000,000,000.

          (f) For purposes of executory process, the Grantor Trustee acknowledges the Indenture Indebtedness secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if not paid when due. Upon the occurrence of an Indenture Event of Default and at any time thereafter so long as the same shall be continuing, and, so long as the Indenture Trustee has complied with all of its obligations hereunder, including those set forth in
Section 5.04, in addition to all other rights and remedies granted to the Indenture Trustee hereunder, it shall be lawful for and the Grantor Trustee hereby authorizes the Indenture Trustee, without making a demand or putting the Grantor Trustee into default, such putting in default being expressly waived, to cause all and singular the Indenture Estate to be seized and sold after due process of law, the Grantor Trustee waiving the benefit of any and all laws or parts of laws relative to appraisement of property seized and sold under executory process or other legal process, and consenting that the

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Indenture Estate be sold without appraisement, either in its entirety or in lots or parcels, as the Indenture Trustee may determine, to the highest bidder for cash or on such other terms as the Indenture Trustee in such proceeding may direct. The Indenture Trustee shall be granted all rights and remedies granted a mortgagee or secured party under applicable Louisiana law, including the Uniform Commercial Code in effect in the State of Louisiana.

          (g) The Grantor Trustee hereby waives: (i) the benefit of appraisement provided for in articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (ii) the demand and three days notice of demand as provided in articles 2629 and 2721 of the Louisiana Code of Civil Procedure; and (iii) the three days delay provided for in articles 2331 and 2722 of the Louisiana Code of Civil Procedure.

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          THUS DONE AND PASSED on this 22 day of November, 1996, but effective for all purposes as of November 15, 1996, before me, the undersigned Notary Public, in and for the County of New York, State of New York, and in the presence of the undersigned competent witnesses, who have hereunto signed their names with the Corporate Grantor Trustee, the Individual Grantor Trustee, the Corporate Indenture Trustee, the Individual Indenture Trustee and me, said Notary, after reading of the whole.

WITNESSES TO ALL SIGNATURES:            WILMINGTON TRUST COMPANY, not
                                        in its individual capacity, except as
                                        expressly provided herein, but solely
                                        as Corporate Grantor Trustee

                                        /s/ James P. Lawler
                                        ----------------------------------------
                                        By:  James P. Lawler
                                        Its: Vice President

                                        THOMAS P. LASKARIS, not in his
                                        individual capacity, except as
                                        expressly provided herein, but solely
                                        as Individual Grantor Trustee

                                        /s/ Thomas P. Laskaris
                                        ----------------------------------------
                                        Thomas P. Laskaris

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity, except as
                                        expressly provided herein, but solely
                                        as Corporate Indenture Trustee

                                        /s/ Stephen J. Giurlando
                                        ----------------------------------------
                                        By:  Stephen J. Giurlando
                                        Its: Assistant Vice President

                                        FREDERICK W. CLARK, not in his
                                        individual capacity, except as
                                        expressly provided herein, but solely
                                        as Individual Indenture Trustee

                                        /s/ Frederick W. Clark
                                        ----------------------------------------
                                        Frederick W. Clark

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WITNESSES:

/s/ Deepak Ghosh
-------------------------------
Name: Deepak Ghosh


/s/ Chris R. Becker                     NOTARY PUBLIC
-------------------------------
Name: Chris R. Becker                   Name: /s/ Elizabeth Casagrande
                                              ----------------------------------

[NOTARY SEAL]                           My Commission Expires:

                                                Elizabeth Casagrande
                                          Notary Public, State of New York
                                                   No. 43-4975014
                                            Qualified in Richmond County
                                        Certificate Filed in New York County
                                          Commission Expires Nov. 26, 1996

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